Annual
Report

[GRAPHIC OMITTED]

                                DECEMBER 31, 2002


MUTUAL QUALIFIED FUND



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FRANKLIN(R) TEMPLETON(R)
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
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                                         TEMPLETON. WE ENCOURAGEOUR INVESTORS TO
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                                            INVESTMENT NEEDS IN THE YEARS AHEAD.


[PHOTO OMITTED]               [PHOTO OMITTED]
JEFF DIAMOND, CFA             ANNE GUDEFIN, CFA
PORTFOLIO MANAGER             ASSISTANT PORTFOLIO MANAGER
MUTUAL QUALIFIED FUND         MUTUAL QUALIFIED FUND



DAVID J. WINTERS
PRESIDENT, CHIEF EXECUTIVE OFFICER AND
CHIEF INVESTMENT OFFICER
FRANKLIN MUTUAL ADVISERS, LLC



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
CONTENTS

Shareholder Letter ...................     1

Performance Summary ..................    10

Financial Highlights &
Statement of Investments .............    14

Financial Statements .................    29

Notes to
Financial Statements .................    33

Independent
Auditors' Report......................    42

Tax Designation ......................    43

Board Members
and Officers..........................    44




SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: MUTUAL QUALIFIED FUND SEEKS CAPITAL APPRECIATION, WITH INCOME AS A SECONDARY GOAL, BY INVESTING PRIMARILY IN COMMON AND PREFERRED STOCKS, BONDS AND CONVERTIBLE SECURITIES IN THE U.S. AND OTHER COUNTRIES.
--------------------------------------------------------------------------------

Dear Shareholder:

This annual report for Mutual Qualified Fund covers the fiscal year ended December 31, 2002. The 12-month period under review marked the third consecutive annual decline for the major stock market indexes in an ongoing, brutal bear market. In this extremely difficult environment, Mutual Qualified Fund - Class Z posted a -12.70% cumulative total return for the year ended December 31, 2002, as shown in the Performance Summary beginning on page 10. This compared favorably with its benchmark, the Standard & Poor's 500 Composite Index (S&P
500), which declined 22.09% for the same period. The Fund's performance also compared favorably with its peer group, as measured by the Lipper Multi-Cap Value Funds Average, which fell 17.91% during the year under review. 1 Although our distinctive, disciplined



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:

FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

1. Sources: Standard & Poor's Micropal; Lipper Inc. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. As of 12/31/02, the Lipper Multi-Cap Value Funds Average comprised 476 mutual funds. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 18.



              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------
investment style contributed to the Fund's continued relative outperformance, we were not completely immune from the financial markets' multi-year downdraft.

As always, we encourage our shareholders to evaluate the Fund's performance in the appropriate context. At Mutual Series, we are long-term value investors, and we strive to generate superior long-term results with less risk than the overall market. While considering this objective, we refer you to the Performance Summary for a more detailed, standardized view of the Fund's performance for all share classes over a range of time periods. For example, over the 10-year period ended December 31, 2002, Mutual Qualified Fund - Class Z posted an 11.85% average annualized return, which compared favorably with its benchmark and peer group.

Another important consideration in this investment environment is the Fund's performance since the onset of the bear market nearly three years ago. We believe successful investing is as much about limiting losses as it is about achieving profits. As shown in the chart to the left, for the three-year period beginning on January 1, 2000 -- just before many major equity markets peaked -- Mutual Qualified Fund - Class Z delivered a 7.93% cumulative total return, while the S&P 500 fell 37.59% and many major international benchmarks experienced even greater declines. 3 Thus, while we were unable to avoid a loss in 2002, we are pleased to have modestly grown your capital over the course of this difficult period.



AVERAGE ANNUAL TOTAL RETURN 2

CLASS Z             12/31/02
----------------------------
1-Year               -12.70%

5-Year                 4.27%

10-Year               11.85%



3-YEAR TOTAL RETURN COMPARISON 3
1/1/00-12/31/02

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EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Mutual Qualified Fund--Class Z   7.93%
S&P 500 Index                  -37.59%



2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. Source: Standard & Poor's Micropal. For a description of the S&P 500 Index, see footnote 1. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Three-year total return represents the change in value of an investment over three years ended 12/31/02. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The historical data pertain only to the Fund's Class Z shares. The Fund offers other share classes, subject to different fees, sales charges and expenses, which affect their performance. Past performance does not guarantee future results.

In 2002, the U.S. economy experienced only modest growth, with gross domestic product expanding 2.4%. The year began on an optimistic note, with the markets having rallied from the sharp decline following the tragic events of September 11, 2001, and the economy showing signs of renewed growth. As the year progressed, however, economic growth slowed, leading to fears of a "double-dip" recession. Widespread disclosures of accounting fraud, corporate malfeasance and executive greed shattered faith in corporate America. Revelations of extensive conflicts of interest on Wall Street further damaged investors' trust. The threat of war in the Middle East combined with fear of additional terrorist attacks weighed heavily on business and consumer confidence. In an effort to sustain economic growth, the U.S. Federal Reserve Board cut interest rates in November bringing the federal funds target rate to 1.25%, the lowest level in more than four decades. Meanwhile two of the world's largest economies, Germany and Japan, continued to struggle. Additionally, Brazil and Argentina were buffeted by major financial and political crises. As the year drew to a close, economic growth remained anemic with new pressures emerging from the declining U.S. dollar and rising energy prices.

In this challenging environment, we remained focused on our unique, three-pronged approach to investing, which has produced attractive returns over time with less risk and volatility than the overall market. First, we invest in equities that we believe are trading at a substantial discount to their intrinsic value. Second, we seek out opportunities in distressed situations, investing principally in the debt of companies that have filed for bankruptcy court protection. Third, we look for arbitrage opportunities in mergers and acquisitions. Bankruptcy and arbitrage investment require highly specialized skills; we have been involved in these areas for years and have found many attractive opportunities for the Fund over time.



GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
12/31/02


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

U.S.                                               49.3%
U.K.                                                5.6%
France                                              5.1%
Canada                                              2.4%
Spain                                               2.2%
Switzerland                                         1.7%
Netherlands                                         1.7%
Japan                                               1.5%
Norway                                              1.2%
Germany                                             1.0%
Other Countries                                     3.2%
Government Agencies & Other Net Assets             25.1%

We had a number of notable successes during the year under review. International Steel Group (ISG) was among the Fund's best performers. ISG was formed by a group of investors to purchase the assets of bankrupt carbon steel producer LTV Steel. By purchasing the assets out of bankruptcy, the new company was able to leave behind many of LTV's legacy liabilities, resulting in a significantly lower cost structure. We were able to invest in privately held ISG at a very low multiple of expected earnings. Another significant contributor during the reporting period was Washington Post. In addition to publishing its namesake newspaper and NEWSWEEK magazine, Washington Post owns educational company Kaplan and cable television operator CableONE. After years of investing in Kaplan and CableONE, Washington Post began reaping the rewards of strong revenue growth and cash flow generation, key drivers of the stock's performance in 2002. The Fund also benefited from its position in ITLA Capital, a La Jolla, California-based thrift. Since becoming public in 1995, ITLA's management has significantly improved the company's profitability while maintaining a low risk profile and returning substantial amounts of capital to shareholders. In early 2002, the company completed the acquisition of Asahi Bank of California. ITLA's stock appreciated as the company consistently reported strong financial results and began to realize the benefits of its acquisition.

As might be expected during periods of market turbulence, the Fund had a number of investments that fell short of our expectations during the 12 months under review. Our telecommunications stock investments, including Sprint Corp. FON Group and AT&T Wireless were particularly disappointing. We underestimated the degree of industry overcapacity as well as how severely a weak economy would impact demand for



TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
12/31/02

                                % OF TOTAL
                                NET ASSETS
-------------------------------------------

Banks                             8.3%

Insurance                         7.7%

Media                             7.6%

Tobacco                           3.8%

Oil & Gas                         3.7%

Diversified Financials            2.9%

Food Products                     2.7%

Pharmaceuticals                   2.5%

Commercial Services
& Supplies                        2.3%

Food & Drug Retailing             2.0%
telecommunications services. In light of the increased risk profile of the business, we sold these positions during the reporting period. Another disappointment was cable operator Adelphia Communications, where we were blindsided by revelations of fraudulent accounting. We still hold our Adelphia bonds, reflecting our belief that there is substantial value in the underlying assets. Finally, the Fund held Tyco International shares as a result of our investment in CIT Group, which Tyco acquired for stock. Although we sold substantial portions of our Tyco holdings in 2001 and early 2002, we still carried a meaningful position when the stock began its sharp decline. Although we were able to sell our remaining shares during the reporting period at prices significantly above year-end trading levels, we were nonetheless disappointed in the outcome of this investment.

As in any year, the markets presented a number of interesting investment opportunities. The bankruptcy and distressed investing arena proved fertile ground as a seemingly unrelenting flood of companies experienced severe financial distress. As shown in the chart on page 6, over the 12 years ended December 31, 2002, the amount of defaulted and distressed corporate debt, both public and private, has reached record levels. We were particularly intrigued by sectors with real assets that attracted huge capital during the late 1990s' boom, such as utilities and telecommunications. For example, during the reporting period, we invested in debt issued by Qwest, one of the former darlings of that period. We were able to buy bonds at a very low valuation relative to its core telecommunications business. We will continue to canvass this corporate junkyard to find the investment gems for our shareholders.









TOP 10 HOLDINGS
12/31/02

COMPANY
SECTOR/INDUSTRY,                  % OF TOTAL
COUNTRY                           NET ASSETS
--------------------------------------------

White Mountains Insurance
Group Inc. (Common,
Restricted & Preferred)             3.4%
INSURANCE, U.S.

Altadis SA                          1.7%
TOBACCO, SPAIN

Sovereign Bancorp Inc.              1.6%
BANKS, U.S.

E.W. Scripps Co., A                 1.5%
MEDIA, U.S.

Liberty Media Corp., A              1.5%
MEDIA, U.S.

Washington Post Co., B              1.5%
MEDIA, U.S.

Kroger Co.                          1.4%
FOOD & DRUG RETAILING, U.S.


Berkshire Hathaway Inc.,
A & B                               1.2%
INSURANCE, U.S.

Republic Services Inc.              1.2%
COMMERCIAL SERVICES
& SUPPLIES, U.S.

PG&E Corp. (Common
& Fixed Income)                     1.2%
ELECTRIC UTILITIES, U.S.

DEFAULTED AND DISTRESSED PUBLIC AND PRIVATE DEBT MARKET ($ BILLIONS) 4

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Face Value        Market Value
1990         $300              $204
1992         $202              $124
1993         $160               $97
1995         $101               $64
1998          $78               $55
1999         $270              $187
2000         $652              $407
2001         $681              $399
2002         $942              $513



On the equity side, we focused our efforts on quality franchises trading at attractive multiples that have defensible competitive advantages, solid balance sheets and strong cash flow. For example, we initiated a position in food manufacturer Groupe Danone, which produces fresh dairy products and beverages. Danone has one of the industry's highest growth rates yet traded at a discount to its peers and to our assessment of its intrinsic value. At year-end, our largest position was White Mountains Insurance Group. We have held shares in this property and casualty (P&C) insurer for many years, and we consider it one of the industry's best-managed entities. The tragic events of September 11, 2001, resulted in substantial losses for the P&C insurance industry. These losses were compounded by rising asbestos claims, the legacy of past underwriting mistakes and the erosion of capital due to investment portfolio losses, leaving many insurers in precarious financial condition. These "supply side" factors combined with increased demand for insurance resulted in a period of strong price increases. Well-capitalized players, such as White Mountains, are using the current environment to



4. Source: E. Altman, NYU Salomon Center, Stern School of Business. Distressed debt is defined as having a yield-to-maturity spread greater than or equal to 1000 basis points over comparable Treasuries. Some years not shown because no survey results were available.

grow their businesses, improve profitability and enhance their competitive positions. During the year under review, we purchased additional shares in White Mountains at a discount in a privately negotiated transaction. This financing was undertaken to give management greater flexibility to take advantage of industry opportunities.

We regularly evaluate all of our investments, adding to as well as trimming or selling positions as the securities become fully valued or to avoid losses due to deteriorating fundamentals. During the 12 months ended December 31, 2002, this process resulted in the sale or reduction of several of our largest positions from the previous fiscal year-end. Among last year's top 10 holdings, we sold Telephone & Data Systems after management made what in our view was an ill-advised and overpriced acquisition. We substantially reduced our Federated Department Stores position, as we grew increasingly wary about the U.S. consumer's ability to continue spending at recent rates. Another noteworthy sale, although not among 2001's top 10, was USA Networks, now USA Interactive, following the company's sale of its media assets as the stock reached our assessment of full value.

Looking ahead, as society and the markets work to reverse the substantial excess built up during the late 1990s' economic bubble, we believe there are still many serious issues that need to be addressed before normal market conditions can resume. For example capacity utilization remains at the lowest levels since the early 1980s, reflecting the glut created during the bubble. Companies financed this oversupply largely with debt, resulting in overleveraged balance sheets. Many such companies are now struggling to reduce leverage in the face of anemic demand conditions. Until these issues are resolved, it is difficult to envision broadbased improvements in corporate fundamentals in the near future. Consumer spending, notably in housing and automobiles, largely supported the modest economic growth seen in 2002. Going forward, we are doubtful personal consumption can improve from the recent high levels. In sum, we are unable to identify the sectors that in the short term can propel the economy forward in a meaningful way. On a more positive note, government, regulators and investors have begun the process of repairing the aggressive accounting, corporate fraud and management integrity issues; this is essential to restoring investor confidence in the capital markets.

The past three years have proven very trying for investors. Although no one can predict the market's direction, recent share prices seem to present more attractive overall valuation levels. As such, we anticipate the coming months will present us with attractive opportunities to invest our shareholders' capital. Much of the stress in corporations and the financial markets plays to our strengths as long-term value investors. We will continue searching for opportunities in distressed debt, and we are increasingly seeing opportunities in equities. Regarding risk arbitrage, we are somewhat disappointed that in this low growth environment an increase in mergers and acquisitions has not yet occurred; however, the longer share prices remain beaten down, the more likely deals become.

At Mutual Series, we strive to generate superior long-term returns with less risk and volatility than the overall market. While the past year has been difficult, we believe our value approach serves our shareholders well. Market volatility, while unsettling to many investors, can present excellent opportunities to generate future returns for those who develop a rational investment plan and follow it with available capital. We believe Mutual Qualified Fund is well positioned in this regard.

As always, we will continue to work diligently and carefully to provide our shareholders with attractive risk-adjusted returns.

We appreciate your participation in Mutual Qualified Fund and welcome your comments and suggestions, either through regular mail or by email at mutualseries@frk.com.

Sincerely,

/S/JEFF DIAMOND
Jeff Diamond, CFA
Portfolio Manager

/S/ANNE GUDEFIN
Anne Gudefin, CFA
Assistant Portfolio Manager


Mutual Qualified Fund



--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The Fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations. It is important to remember that the Fund may invest in lower-rated "junk bonds," which entail higher credit risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the Fund invests.

It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations, and distressed/bankruptcy investments involve higher credit risks. These and other risks are discussed in the prospectus.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 12/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION


CLASS Z                        CHANGE        12/31/02        12/31/01
----------------------------------------------------------------------
Net Asset Value (NAV)          -$2.54         $13.95          $16.49

DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.2618
Short-Term Capital Gain        $0.0315
Long-Term Capital Gain         $0.1859
                               -------
       Total                   $0.4792

CLASS A                        CHANGE        12/31/02        12/31/01
----------------------------------------------------------------------
Net Asset Value (NAV)          -$2.53         $13.91          $16.44

DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.2090
Short-Term Capital Gain        $0.0315
Long-Term Capital Gain         $0.1859
                               -------
       Total                   $0.4264

CLASS B                        CHANGE        12/31/02        12/31/01
----------------------------------------------------------------------
Net Asset Value (NAV)          -$2.53         $13.72          $16.25

DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.1397
Short-Term Capital Gain        $0.0315
Long-Term Capital Gain         $0.1859
                               -------
       Total                   $0.3571

CLASS C                        CHANGE        12/31/02        12/31/01
----------------------------------------------------------------------
Net Asset Value (NAV)          -$2.51         $13.85          $16.36

DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.1114
Short-Term Capital Gain        $0.0315
Long-Term Capital Gain         $0.1859
                               -------
       Total                   $0.3288

Mutual Qualified Fund paid distributions derived from long-term capital gains totaling 18.59 cents ($0.1859) per share in June and December 2002. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


Past performance does not guarantee future results.

--------------------------------------------------------------------------------
CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.*

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------

PERFORMANCE


CLASS Z                              1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1            -12.70%           23.27%           206.48%
Average Annual Total Return 2        -12.70%            4.27%            11.85%
Value of $10,000 Investment 3         $8,730          $12,327           $30,648


                                                                       INCEPTION
CLASS A                              1-YEAR           5-YEAR           (11/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return 1            -13.00%           21.15%            60.12%
Average Annual Total Return 2        -17.99%            2.68%             6.90%
Value of $10,000 Investment 3         $8,201          $11,416           $15,129


                                                                       INCEPTION
CLASS B                              1-YEAR           3-YEAR           (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1            -13.58%            4.77%            17.92%
Average Annual Total Return 2        -16.96%            0.77%             3.65%
Value of $10,000 Investment 3          8,304          $10,232           $11,541


                                                                       INCEPTION
CLASS C                              1-YEAR           5-YEAR           (11/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return 1            -13.53%           17.27%            53.92%
Average Annual Total Return 2        -15.26%            3.03%             7.07%
Value of $10,000 Investment 3         $8,474          $11,611           $15,276


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).


--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and political developments of countries where the Fund invests. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

AVERAGE ANNUAL TOTAL RETURN

CLASS Z             12/31/02
----------------------------
1-Year               -12.70%

5-Year                 4.27%

10-Year               11.85%


CLASS Z (1/1/93-12/31/02)

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:



                         Mutual Qualified         Lipper Multi-Cap Value
                               Fund                   Funds Average*                S&P 500 Index
1/1/93                        $10,000                    $10,000                        $10,000
1/31/93                       $10,402                    $10,197                        $10,084
2/28/93                       $10,561                    $10,293                        $10,221
3/31/93                       $10,919                    $10,588                        $10,437
4/30/93                       $10,723                    $10,430                        $10,184
5/31/93                       $10,959                    $10,699                        $10,456
6/30/93                       $11,133                    $10,785                        $10,486
7/31/93                       $11,356                    $10,831                        $10,445
8/31/93                       $11,680                    $11,230                        $10,840
9/30/93                       $11,836                    $11,221                        $10,757
10/31/93                      $12,275                    $11,427                        $10,980
11/30/93                      $11,977                    $11,287                        $10,875
12/31/93                      $12,293                    $11,556                        $11,007
1/31/94                       $12,740                    $11,937                        $11,381
2/28/94                       $12,625                    $11,715                        $11,073
3/31/94                       $12,396                    $11,266                        $10,591
4/30/94                       $12,602                    $11,366                        $10,727
5/31/94                       $12,732                    $11,509                        $10,901
6/30/94                       $12,641                    $11,280                        $10,634
7/31/94                       $12,971                    $11,579                        $10,983
8/31/94                       $13,472                    $12,030                        $11,432
9/30/94                       $13,297                    $11,773                        $11,153
10/31/94                      $13,269                    $11,868                        $11,403
11/30/94                      $12,943                    $11,422                        $10,988
12/31/94                      $12,983                    $11,526                        $11,151
1/31/95                       $13,255                    $11,702                        $11,440
2/28/95                       $13,707                    $12,168                        $11,885
3/31/95                       $13,795                    $12,484                        $12,235
4/30/95                       $14,184                    $12,793                        $12,595
5/31/95                       $14,544                    $13,256                        $13,097
6/30/95                       $14,707                    $13,537                        $13,401
7/31/95                       $15,362                    $14,017                        $13,845
8/31/95                       $15,599                    $14,187                        $13,879
9/30/95                       $16,023                    $14,586                        $14,465
10/31/95                      $15,701                    $14,330                        $14,413
11/30/95                      $16,100                    $15,008                        $15,044
12/31/95                      $16,345                    $15,248                        $15,335
1/31/96                       $16,972                    $15,684                        $15,856
2/29/96                       $17,427                    $15,891                        $16,004
3/31/96                       $17,654                    $16,128                        $16,157
4/30/96                       $17,896                    $16,427                        $16,395
5/31/96                       $18,146                    $16,699                        $16,816
6/30/96                       $18,030                    $16,561                        $16,880
7/31/96                       $17,322                    $15,847                        $16,134
8/31/96                       $17,917                    $16,348                        $16,474
9/30/96                       $18,419                    $17,031                        $17,400
10/31/96                      $18,583                    $17,356                        $17,880
11/30/96                      $19,521                    $18,524                        $19,230
12/31/96                      $19,808                    $18,419                        $18,850
1/31/97                       $20,489                    $19,137                        $20,026
2/28/97                       $20,931                    $19,328                        $20,184
3/31/97                       $20,642                    $18,708                        $19,357
4/30/97                       $20,764                    $19,260                        $20,510
5/31/97                       $21,618                    $20,481                        $21,757
6/30/97                       $22,243                    $21,208                        $22,732
7/31/97                       $23,477                    $22,724                        $24,539
8/31/97                       $23,229                    $22,177                        $23,165
9/30/97                       $24,378                    $23,370                        $24,432
10/31/97                      $23,601                    $22,500                        $23,616
11/30/97                      $23,943                    $22,962                        $24,709
12/31/97                      $24,362                    $23,345                        $25,134
1/31/98                       $24,224                    $23,277                        $25,411
2/28/98                       $25,535                    $24,856                        $27,243
3/31/98                       $26,622                    $25,977                        $28,638
4/30/98                       $26,967                    $26,112                        $28,927
5/31/98                       $27,054                    $25,540                        $28,430
6/30/98                       $26,864                    $25,675                        $29,584
7/31/98                       $26,210                    $24,867                        $29,270
8/31/98                       $22,626                    $21,129                        $25,044
9/30/98                       $22,152                    $22,080                        $26,649
10/31/98                      $23,470                    $23,818                        $28,815
11/30/98                      $24,805                    $24,937                        $30,562
12/31/98                      $24,938                    $25,727                        $32,322
1/31/99                       $25,376                    $25,910                        $33,673
2/28/99                       $25,090                    $25,224                        $32,626
3/31/99                       $26,250                    $25,955                        $33,931
4/30/99                       $28,322                    $27,974                        $35,244
5/31/99                       $28,588                    $27,885                        $34,412
6/30/99                       $29,372                    $28,808                        $36,322
7/31/99                       $28,751                    $28,013                        $35,189
8/31/99                       $27,723                    $27,195                        $35,013
9/30/99                       $27,005                    $26,088                        $34,054
10/31/99                      $27,762                    $26,925                        $36,209
11/30/99                      $28,422                    $27,057                        $36,944
12/31/99                      $29,126                    $27,882                        $39,120
1/31/00                       $28,411                    $26,617                        $37,156
2/29/00                       $27,611                    $25,469                        $36,454
3/31/00                       $30,368                    $28,205                        $40,019
4/30/00                       $30,010                    $28,163                        $38,815
5/31/00                       $30,389                    $28,444                        $38,019
6/30/00                       $30,033                    $27,762                        $38,958
7/31/00                       $30,798                    $28,006                        $38,350
8/31/00                       $32,079                    $29,779                        $40,732
9/30/00                       $32,147                    $29,594                        $38,581
10/31/00                      $32,686                    $30,369                        $38,419
11/30/00                      $31,832                    $29,316                        $35,392
12/31/00                      $33,299                    $31,095                        $35,565
1/31/01                       $35,464                    $31,953                        $36,828
2/28/01                       $35,265                    $31,135                        $33,473
3/31/01                       $34,245                    $30,095                        $31,354
4/30/01                       $35,663                    $31,781                        $33,787
5/31/01                       $36,858                    $32,416                        $34,013
6/30/01                       $37,141                    $31,891                        $33,187
7/31/01                       $37,370                    $31,846                        $32,862
8/31/01                       $36,582                    $30,773                        $30,808
9/30/01                       $33,353                    $28,191                        $28,322
10/31/01                      $33,328                    $28,563                        $28,863
11/30/01                      $34,523                    $30,349                        $31,076
12/31/01                      $35,335                    $31,147                        $31,350
1/31/02                       $35,200                    $30,842                        $30,892
2/28/02                       $35,416                    $30,675                        $30,296
3/31/02                       $36,391                    $32,095                        $31,435
4/30/02                       $36,716                    $31,229                        $29,530
5/31/02                       $36,851                    $31,154                        $29,314
6/30/02                       $34,305                    $28,880                        $27,227
7/31/02                       $32,060                    $26,338                        $25,106
8/31/02                       $32,361                    $26,612                        $25,269
9/30/02                       $30,609                    $23,730                        $22,525
10/31/02                      $31,020                    $25,059                        $24,505
11/30/02                      $31,622                    $26,823                        $25,946
12/31/02                      $30,648                    $25,586                        $24,423


AVERAGE ANNUAL TOTAL RETURN

CLASS A                  12/31/02
---------------------------------
1-Year                    -17.99%

5-Year                      2.68%

Since Inception (11/1/96)   6.90%


CLASS A (11/1/96-12/31/02)

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                    Mutual             S&P        Lipper Multi-Cap Value
                 Qualified Fund       500 4         Funds Average 4
10/31/00           $16,351           $21,487             $17,498
11/30/00           $15,922           $19,794             $16,891
12/31/00           $16,638           $19,891             $17,916
1/31/01            $17,723           $20,597             $18,410
2/28/01            $17,611           $18,720             $17,939
3/31/01            $17,099           $17,535             $17,340
4/30/01            $17,798           $18,896             $18,311
5/31/01            $18,397           $19,023             $18,677
6/30/01            $18,521           $18,560             $18,374
7/31/01            $18,636           $18,379             $18,349
8/31/01            $18,228           $17,230             $17,730
9/30/01            $16,636           $15,839             $16,243
10/31/01           $16,611           $16,142             $16,457
11/30/01           $17,196           $17,380             $17,486
12/31/01           $17,600           $17,533             $17,946
1/31/02            $17,533           $17,277             $17,770
2/28/02            $17,627           $16,944             $17,674
3/31/02            $18,114           $17,581             $18,492
4/30/02            $18,277           $16,515             $17,993
5/31/02            $18,331           $16,395             $17,950
6/30/02            $17,054           $15,227             $16,639
7/31/02            $15,932           $14,041             $15,175
8/31/02            $16,083           $14,132             $15,333
9/30/02            $15,208           $12,598             $13,672
10/31/02           $15,399           $13,705             $14,438
11/30/02           $15,686           $14,511             $15,454
12/31/02           $15,129           $13,659             $14,742



Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS B               12/31/02
-------------------------------
1-Year                 -16.96%

3-Year                   0.77%

Since Inception (1/1/99) 3.65%



CLASS B (1/1/99-12/31/02)

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                    Mutual             S&P        Lipper Multi-Cap Value
                 Qualified Fund       500 4         Funds Average 4
1/1/99              $10,000           $10,000          $10,000
1/31/99             $10,160           $10,418          $10,071
2/28/99             $10,031           $10,094           $9,804
3/31/99             $10,481           $10,498          $10,088
4/30/99             $11,291           $10,904          $10,873
5/31/99             $11,398           $10,647          $10,839
6/30/99             $11,693           $11,238          $11,197
7/31/99             $11,436           $10,887          $10,888
8/31/99             $11,015           $10,833          $10,570
9/30/99             $10,719           $10,536          $10,140
10/31/99            $11,007           $11,203          $10,466
11/30/99            $11,265           $11,430          $10,517
12/31/99            $11,533           $12,103          $10,838
1/31/00             $11,247           $11,496          $10,346
2/29/00             $10,918           $11,278           $9,900
3/31/00             $11,996           $12,381          $10,963
4/30/00             $11,845           $12,009          $10,946
5/31/00             $11,988           $11,763          $11,056
6/30/00             $11,840           $12,053          $10,791
7/31/00             $12,127           $11,865          $10,886
8/31/00             $12,622           $12,602          $11,575
9/30/00             $12,631           $11,937          $11,503
10/31/00            $12,846           $11,886          $11,804
11/30/00            $12,496           $10,950          $11,395
12/31/00            $13,054           $11,003          $12,086
1/31/01             $13,896           $11,394          $12,420
2/28/01             $13,806           $10,356          $12,102
3/31/01             $13,390            $9,700          $11,698
4/30/01             $13,935           $10,453          $12,353
5/31/01             $14,401           $10,523          $12,600
6/30/01             $14,487           $10,268          $12,396
7/31/01             $14,568           $10,167          $12,378
8/31/01             $14,244            $9,532          $11,961
9/30/01             $12,990            $8,762          $10,958
10/31/01            $12,959            $8,930          $11,102
11/30/01            $13,415            $9,615          $11,796
12/31/01            $13,722            $9,699          $12,106
1/31/02             $13,658            $9,558          $11,988
2/28/02             $13,722            $9,373          $11,923
3/31/02             $14,097            $9,726          $12,475
4/30/02             $14,215            $9,136          $12,138
5/31/02             $14,258            $9,069          $12,109
6/30/02             $13,253            $8,424          $11,225
7/31/02             $12,375            $7,768          $10,237
8/31/02             $12,483            $7,818          $10,344
9/30/02             $11,801            $6,969           $9,224
10/31/02            $11,942            $7,582           $9,740
11/30/02            $12,169            $8,027          $10,426
12/31/02            $11,541            $7,556           $9,945



AVERAGE ANNUAL TOTAL RETURN

CLASS C                12/31/02
--------------------------------
1-Year                  -15.26%

5-Year                    3.03%

Since Inception (11/1/96) 7.07%


CLASS C (11/1/96-12/31/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                          Lipper Multi-Cap Value
                  Mutual Qualified Fund     Funds Average 4         S&P 500 4
11/1/96                    $9,900                $10,000             $10,000
11/30/96                  $10,392                $10,673             $10,755
12/31/96                  $10,538                $10,612             $10,542
1/31/97                   $10,890                $11,026             $11,200
2/28/97                   $11,109                $11,136             $11,288
3/31/97                   $10,947                $10,779             $10,826
4/30/97                   $11,012                $11,097             $11,471
5/31/97                   $11,450                $11,800             $12,168
6/30/97                   $11,775                $12,219             $12,713
7/31/97                   $12,411                $13,093             $13,724
8/31/97                   $12,279                $12,777             $12,955
9/30/97                   $12,874                $13,465             $13,664
10/31/97                  $12,453                $12,964             $13,208
11/30/97                  $12,618                $13,230             $13,819
12/31/97                  $12,823                $13,451             $14,057
1/31/98                   $12,741                $13,412             $14,212
2/28/98                   $13,426                $14,321             $15,236
3/31/98                   $13,983                $14,967             $16,016
4/30/98                   $14,148                $15,045             $16,178
5/31/98                   $14,184                $14,715             $15,900
6/30/98                   $14,075                $14,793             $16,545
7/31/98                   $13,722                $14,327             $16,370
8/31/98                   $11,837                $12,174             $14,006
9/30/98                   $11,577                $12,722             $14,904
10/31/98                  $12,255                $13,723             $16,116
11/30/98                  $12,951                $14,368             $17,092
12/31/98                  $13,003                $14,823             $18,077
1/31/99                   $13,222                $14,928             $18,832
2/28/99                   $13,052                $14,533             $18,247
3/31/99                   $13,651                $14,954             $18,977
4/30/99                   $14,718                $16,118             $19,711
5/31/99                   $14,847                $16,066             $19,246
6/30/99                   $15,244                $16,598             $20,314
7/31/99                   $14,908                $16,140             $19,680
8/31/99                   $14,360                $15,669             $19,582
9/30/99                   $13,974                $15,031             $19,045
10/31/99                  $14,350                $15,513             $20,251
11/30/99                  $14,685                $15,589             $20,662
12/31/99                  $15,037                $16,065             $21,879
1/31/00                   $14,655                $15,336             $20,780
2/29/00                   $14,228                $14,675             $20,388
3/31/00                   $15,639                $16,251             $22,382
4/30/00                   $15,442                $16,226             $21,708
5/31/00                   $15,628                $16,388             $21,263
6/30/00                   $15,424                $15,995             $21,788
7/31/00                   $15,809                $16,136             $21,448
8/31/00                   $16,450                $17,157             $22,780
9/30/00                   $16,473                $17,051             $21,577
10/31/00                  $16,741                $17,498             $21,487
11/30/00                  $16,287                $16,891             $19,794
12/31/00                  $17,024                $17,916             $19,891
1/31/01                   $18,113                $18,410             $20,597
2/28/01                   $17,998                $17,939             $18,720
3/31/01                   $17,460                $17,340             $17,535
4/30/01                   $18,165                $18,311             $18,896
5/31/01                   $18,767                $18,677             $19,023
6/30/01                   $18,886                $18,374             $18,560
7/31/01                   $18,990                $18,349             $18,379
8/31/01                   $18,571                $17,730             $17,230
9/30/01                   $16,935                $16,243             $15,839
10/31/01                  $16,896                $16,457             $16,142
11/30/01                  $17,485                $17,486             $17,380
12/31/01                  $17,885                $17,946             $17,533
1/31/02                   $17,802                $17,770             $17,277
2/28/02                   $17,899                $17,674             $16,944
3/31/02                   $18,382                $18,492             $17,581
4/30/02                   $18,534                $17,993             $16,515
5/31/02                   $18,576                $17,950             $16,395
6/30/02                   $17,276                $16,639             $15,227
7/31/02                   $16,131                $15,175             $14,041
8/31/02                   $16,271                $15,333             $14,132
9/30/02                   $15,377                $13,672             $12,598
10/31/02                  $15,572                $14,438             $13,705
11/30/02                  $15,852                $15,454             $14,511
12/31/02                  $15,276                $14,742             $13,659




4. Sources: Standard & Poor's Micropal; Lipper Inc. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. As of 12/31/02, the Lipper Multi-Cap Value Funds Average comprised 476 mutual funds within the Multi-Cap Value investment objective, including Mutual Qualified Fund. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered.

Past performance does not guarantee future results.

MUTUAL QUALIFIED FUND
Financial Highlights

                                                                                       CLASS Z
                                                             -------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------------------
                                                                  2002        2001        2000       1999       1998
                                                             ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE +
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................     $16.49      $16.61     $16.91     $16.46     $18.19
                                                             ---------------------------------------------------------
Income from investment operations:
 Net investment income .....................................        .28         .23        .24        .23        .43
 Net realized and unrealized gains (losses) ................      (2.34)       1.12       1.99       1.99       (.38)
                                                             ---------------------------------------------------------
Total from investment operations ...........................      (2.06)       1.35       2.23       2.22        .05
                                                             ---------------------------------------------------------
Less distributions from:
 Net investment income .....................................       (.26)       (.20)      (.55)      (.29)      (.45)
 Net realized gains ........................................       (.22)      (1.27)     (1.98)     (1.48)     (1.33)
                                                             ---------------------------------------------------------
Total distributions ........................................       (.48)      (1.47)     (2.53)     (1.77)     (1.78)
                                                             ---------------------------------------------------------
Net asset value, end of year ...............................     $13.95      $16.49     $16.61     $16.91     $16.46
                                                             ---------------------------------------------------------
Total return* ..............................................   (12.70)%       8.21%     14.25%     13.64%       .45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................ $2,503,544  $3,022,299 $2,921,221 $3,152,050 $3,942,519
Ratios to average net assets: (a)
 Expenses ..................................................       .80%        .80%       .80%       .80%       .77%
 Expenses, excluding waiver and payments by affiliate ......       .80%        .80%       .83%       .85%       .80%
 Net investment income .....................................      1.81%       1.29%      1.43%      1.31%      2.05%
Portfolio turnover rate ....................................     51.24%      52.64%     54.73%     59.84%     66.84%

(a)Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses ................................................       .79%        .79%       .78%       .77%       .76%
   Expenses, excluding waiver and payments by affiliate ....       .79%        .79%       .81%       .82%       .79%


*Total return is not annualized for periods less than one year.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

MUTUAL QUALIFIED FUND
Financial Highlights (CONTINUED)

                                                                                       CLASS A
                                                              ----------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                                   2002      2001       2000      1999      1998
                                                              ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE +
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................      $16.44    $16.56     $16.87    $16.42    $18.14
                                                              ----------------------------------------------------
Income from investment operations:
 Net investment income ....................................         .23       .17        .18       .17       .35
 Net realized and unrealized gains (losses) ...............       (2.33)     1.12       1.98      1.99      (.35)
                                                              ----------------------------------------------------
Total from investment operations ..........................       (2.10)     1.29       2.16      2.16      0.00
                                                              ----------------------------------------------------
Less distributions from:
 Net investment income ....................................        (.21)     (.14)      (.49)     (.23)     (.39)
 Net realized gains .......................................        (.22)    (1.27)     (1.98)    (1.48)    (1.33)
                                                              ----------------------------------------------------
Total distributions .......................................        (.43)    (1.41)     (2.47)    (1.71)    (1.72)
                                                              ----------------------------------------------------
Net asset value, end of year ..............................      $13.91    $16.44     $16.56    $16.87    $16.42
                                                              ----------------------------------------------------
Total return * ............................................    (13.00)%     7.85%     13.81%    13.27%      .15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................    $449,507  $482,182   $443,655  $471,313  $570,143
Ratios to average net assets: (a)
 Expenses .................................................       1.15%     1.15%      1.15%     1.14%     1.12%
 Expenses, excluding waiver and payments by affiliate .....       1.15%     1.15%      1.18%     1.19%     1.15%
 Net investment income ....................................       1.46%      .94%      1.08%      .97%     1.66%
Portfolio turnover rate ...................................      51.24%    52.64%     54.73%    59.84%    66.84%

(a)Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses ...............................................       1.14%     1.14%      1.13%     1.11%     1.11%
   Expenses, excluding waiver and payments by affiliate ...       1.14%     1.14%      1.16%     1.16%     1.14%


*Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

MUTUAL QUALIFIED FUND
Financial Highlights (CONTINUED)

                                                                                        CLASS B
                                                                     ----------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                     ----------------------------------------
                                                                         2002       2001      2000      1999 +
                                                                     ----------------------------------------
PER SHARE OPERATING PERFORMANCE ++
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................     $16.25     $16.44    $16.78    $16.42
                                                                     -----------------------------------------
Income from investment operations:
 Net investment income ............................................        .13        .04       .08       .03
 Net realized and unrealized gains (losses) .......................      (2.30)      1.13      1.96      2.01
                                                                     -----------------------------------------
Total from investment operations ..................................      (2.17)      1.17      2.04      2.04
                                                                     -----------------------------------------
Less distributions from:
 Net investment income ............................................       (.14)      (.09)     (.40)     (.20)
 Net realized gains ...............................................       (.22)     (1.27)    (1.98)    (1.48)
                                                                     -----------------------------------------
Total distributions ...............................................       (.36)     (1.36)    (2.38)    (1.68)
                                                                     -----------------------------------------
Net asset value, end of year ......................................     $13.72     $16.25    $16.44    $16.78
                                                                     -----------------------------------------
Total return * ....................................................   (13.58)%      7.17%    13.12%    12.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................    $36,023    $20,581    $6,278    $4,168
Ratios to average net assets: (a)
 Expenses .........................................................      1.80%      1.80%     1.80%     1.81%
 Expenses, excluding waiver and payments by affiliate .............      1.80%      1.80%     1.82%     1.86%
 Net investment income ............................................       .81%       .24%      .45%      .20%
Portfolio turnover rate ...........................................     51.24%     52.64%    54.73%    59.84%

(a)Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses .......................................................      1.79%      1.79%     1.78%     1.78%
   Expenses, excluding waiver and payments by affiliate ...........      1.79%      1.79%     1.80%     1.83%


*Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
+Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.

MUTUAL QUALIFIED FUND
Financial Highlights (CONTINUED)

                                                                                 CLASS C
                                                           ---------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------
                                                               2002      2001       2000      1999      1998
                                                           ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE +
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................     $16.36    $16.49     $16.80    $16.35    $18.09
                                                           ----------------------------------------------------
Income from investment operations:
 Net investment income ..................................        .13       .05        .07       .05       .24
 Net realized and unrealized gains (losses) .............      (2.31)     1.12       1.97      1.98      (.37)
                                                           ----------------------------------------------------
Total from investment operations ........................      (2.18)     1.17       2.04      2.03      (.13)
                                                           ----------------------------------------------------
Less distributions from:
 Net investment income ..................................       (.11)     (.03)      (.37)     (.10)     (.28)
 Net realized gains .....................................       (.22)    (1.27)     (1.98)    (1.48)    (1.33)
                                                           ----------------------------------------------------
Total distributions .....................................       (.33)    (1.30)     (2.35)    (1.58)    (1.61)
                                                           ----------------------------------------------------
Net asset value, end of year ............................     $13.85    $16.36     $16.49    $16.80    $16.35
                                                           ---------------------------------------------------
Total return* ...........................................   (13.53)%     7.16%     13.11%    12.54%    (.58)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $225,699  $251,798   $220,838  $264,902  $322,609
Ratios to average net assets: (a)
 Expenses ...............................................      1.79%     1.79%      1.79%     1.80%     1.77%
 Expenses, excluding waiver and payments by affiliate ...      1.79%     1.79%      1.82%     1.84%     1.80%
 Net investment income ..................................       .82%      .30%       .44%      .32%     1.01%
Portfolio turnover rate .................................     51.24%    52.64%     54.73%    59.84%    66.84%

(a)Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses .............................................      1.78%     1.78%      1.77%     1.77%     1.76%
   Expenses, excluding waiver and payments by affiliate .      1.78%     1.78%      1.80%     1.81%     1.79%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
+Based on average weighted shares outstanding effective year ended December
 31, 1999.

                       See notes to financial statements.

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002


                                                                                  SHARES/
                                                              COUNTRY            WARRANTS                      VALUE
-----------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS 64.0%
        AEROSPACE & DEFENSE .3%
        Northrop Grumman Corp. ..........................   United States               83,900          $     8,138,300
                                                                                                        ---------------
        BANKS 8.4%
        Bank of America Corp. ...........................   United States              217,000               15,096,690
        Bank of Ireland .................................  Irish Republic            1,962,175               20,137,965
        Commercial Federal Corp. ........................   United States              763,310               17,823,288
     *  Credit Suisse Group .............................    Switzerland               504,195               10,939,358
        Danske Bank .....................................      Denmark                 644,680               10,656,094
        DNB Holding ASA .................................      Norway                3,724,125               17,524,662
        Fleet Boston Financial Corp. ....................   United States            1,193,000               28,989,900
     *  Franklin Bank Corp., 144A .......................   United States              724,979                7,249,790
        Greenpoint Financial Corp. ......................   United States              461,540               20,852,377
    *+  ITLA Capital Corp. ..............................   United States              686,300               22,805,749
 *+(R)  Nippon Investment LLC ...........................       Japan                9,112,000                9,796,311
        Sovereign Bancorp Inc. ..........................   United States            3,735,520               52,484,056
 *+(R)  State National Bancshares Inc. ..................   United States            1,375,000               25,093,750
        U.S. Bancorp ....................................   United States              480,199               10,189,823
                                                                                                        ---------------
                                                                                                            269,639,813
                                                                                                        ---------------
        BEVERAGES 1.5%
        Allied Domecq PLC ...............................  United Kingdom            2,744,424               17,540,349
        Brown-Forman Corp., A ...........................   United States               39,600                2,653,200
        Brown-Forman Corp., B ...........................   United States              442,400               28,915,264
                                                                                                        ---------------
                                                                                                             49,108,813
                                                                                                        ---------------
        CHEMICALS 1.4%
        Akzo Nobel NV ...................................    Netherlands               893,295               28,338,186
        Syngenta AG .....................................    Switzerland               288,770               16,718,044
                                                                                                        ---------------
                                                                                                             45,056,230
                                                                                                        ---------------
        COMMERCIAL SERVICES & SUPPLIES 2.3%
     *  Alderwoods Group Inc. ...........................   United States              530,784                2,510,077
     *  Cendant Corp. ...................................   United States            1,942,914               20,361,739
     *  Republic Services Inc. ..........................   United States            1,807,000               37,910,860
        Waste Management Inc. ...........................   United States              522,105               11,966,647
                                                                                                        ---------------
                                                                                                             72,749,323
                                                                                                        ---------------
        COMPUTERS & PERIPHERALS
     *  DecisionOne Corp. ...............................   United States              245,461                  490,922
                                                                                                        ---------------
        CONSTRUCTION & ENGINEERING 1.1%
        Grupo Dragados SA ...............................       Spain                  969,137               16,475,522
        Vinci SA ........................................      France                  315,634               17,786,769
                                                                                                        ---------------
                                                                                                             34,262,291
                                                                                                        ---------------
        CONSTRUCTION MATERIALS .9%
        Lafarge North America Inc. ......................   United States              552,445               18,147,818
        RMC Group PLC ...................................  United Kingdom            1,977,711               11,684,911
                                                                                                        ---------------
                                                                                                             29,832,729
                                                                                                        ---------------

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)

                                                                                     SHARES/
                                                              COUNTRY               WARRANTS                   VALUE
-----------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
        DIVERSIFIED FINANCIALS 2.5%
  *(R)  A.B. Watley Group Inc. ..........................   United States              128,325          $        57,746
        Freddie Mac .....................................   United States              200,300               11,827,715
        Household International Inc. ....................   United States               58,600                1,629,666
  *(R)  Leucadia National Corp. .........................   United States              422,096               14,173,562
        MCG Capital Corp. ...............................   United States              895,149                9,613,900
     *  Principal Financial Group .......................   United States              373,000               11,238,490
    *+  Saxon Capital Inc. ..............................   United States            2,324,800               29,083,248
        Tsx Group Inc. ..................................      Canada                  102,700                1,381,425
    *+  Union Acceptance Corp., A .......................   United States            3,595,994                2,229,516
                                                                                                        ---------------
                                                                                                             81,235,268
                                                                                                        ---------------
        DIVERSIFIED TELECOMMUNICATION SERVICES .8%
        BCE Inc. ........................................      Canada                  787,400               14,204,899
     *  McLeodUSA Inc., wts., 4/16/07 ...................   United States              249,246                   87,236
        Telecom Italia SpA ..............................       Italy                1,980,600                9,997,257
                                                                                                        ---------------
                                                                                                             24,289,392
                                                                                                        ---------------
        ELECTRIC UTILITIES 1.5%
        E.ON AG .........................................      Germany                 355,810               14,337,993
     *  PG & E Corp. ....................................   United States              597,100                8,299,690
  *(R)  PG & E Corp., wts., 9/02/06 .....................   United States               12,976                  162,213
        PPL Corp. .......................................   United States              634,200               21,994,056
        Public Service Enterprise Group Inc. ............   United States              138,100                4,433,010
                                                                                                        ---------------
                                                                                                             49,226,962
                                                                                                        ---------------
        FOOD & DRUG RETAILING 2.0%
     *  Kroger Co. ......................................   United States            3,002,500               46,388,625
     *  Safeway Inc. ....................................   United States              789,800               18,449,728
                                                                                                        ---------------
                                                                                                             64,838,353
                                                                                                        ---------------
        FOOD PRODUCTS 3.3%
        Cadbury Schweppes PLC ...........................  United Kingdom            2,427,021               15,121,018
        Groupe Danone ...................................      France                  240,630               32,372,542
        Hershey Food Corp. ..............................   United States              145,500                9,812,520
        Nestle SA .......................................    Switzerland               132,700               28,119,693
        Orkla ASA .......................................      Norway                1,270,500               21,640,359
                                                                                                        ---------------
                                                                                                            107,066,132
                                                                                                        ---------------
        HEALTH CARE PROVIDERS & SERVICES 1.5%
        CIGNA Corp. .....................................   United States              207,000                8,511,840
     *  Generale De Sante ...............................      France                  757,294                8,701,971
     *  Genesis Health Ventures Inc. ....................   United States              240,768                3,719,866
     *  Health Net Inc., A ..............................   United States              434,225               11,463,540
    *c  Kindred Healthcare Inc. .........................   United States              604,030               10,415,561
    *c  Kindred Healthcare Inc., wts.,
          Series A, 4/20/06 .............................   United States              104,567                  435,103
    *c  Kindred Healthcare Inc., wts.,
          Series B, 4/20/06 .............................   United States              261,416                  947,437
     *  Rotech Healthcare Inc. ..........................   United States              174,785                2,927,649
  *(R)  Rotech Medical Corp. ............................   United States               30,592                       --
                                                                                                        ---------------
                                                                                                             47,122,967
                                                                                                        ---------------

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                  SHARES/
                                                              COUNTRY            WARRANTS                      VALUE
-----------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
        HOTELS RESTAURANTS & LEISURE 1.9%
        P & O Princess Cruises PLC ......................  United Kingdom            2,407,425          $    16,704,234
     *  Park Place Entertainment Corp. ..................   United States            3,310,800               27,810,720
     *  Prime Hospitality Corp. .........................   United States            1,883,780               15,352,807
                                                                                                        ---------------
                                                                                                             59,867,761
                                                                                                        ---------------
        INDUSTRIAL CONGLOMERATES .3%
        Crane Co. .......................................   United States              552,620               11,013,717
                                                                                                        ---------------
        INSURANCE 6.5%
     *  Alleghany Corp. .................................   United States              132,848               23,580,520
     *  Berkshire Hathaway Inc., A ......................   United States                  468               34,047,000
     *  Berkshire Hathaway Inc., B ......................   United States                1,850                4,482,550
        Canada Life Financial Corp. .....................      Canada                    9,000                  229,529
  *(R)  Montpelier Re Holdings Ltd. .....................      Bermuda                 291,900                7,986,384
        Muenchener Rueckversicherungs-
         Gesellschaft ...................................      Germany                  51,600                6,167,546
        Old Republic International Corp. ................   United States              623,900               17,469,200
  *(R)  Olympus Re Holdings Ltd. ........................      Bermuda                  97,300               11,315,017
        Prudential Financial Inc. .......................   United States              551,700               17,510,958
     *  Travelers Property Casualty
          Corp., A ......................................   United States            1,071,690               15,700,259
        White Mountains Insurance Group Inc. ............   United States              126,990               41,017,770
   (R)  White Mountains Insurance Group Inc. ............   United States              100,000               30,685,000
                                                                                                        ---------------
                                                                                                            210,191,733
                                                                                                        ---------------
        IT CONSULTING & SERVICES .1%
     *  Comdisco Contingent Equity ......................   United States           44,591,246                  167,217
     *  Comdisco Holding Co., Inc. ......................   United States               38,129                2,974,062
                                                                                                        ---------------
                                                                                                              3,141,279
                                                                                                        ---------------
        MACHINERY .9%
     *  Joy Global Inc. .................................   United States              746,530                8,405,928
        Kone Corp., B ...................................      Finland                 484,870               14,557,345
 *+(R)  Lancer Industries Inc., B .......................   United States                    4                5,738,605
                                                                                                        ---------------
                                                                                                             28,701,878
                                                                                                        ---------------
        MEDIA 7.6%
        Dow Jones & Co. Inc. ............................   United States              186,600                8,066,718
     *  Fox Entertainment Group Inc., A .................   United States              438,400               11,367,712
     *  Hispanic Broadcasting Corp., A ..................   United States               39,700                  815,835
        Lagardere SCA ...................................      France                  905,001               36,763,024
     *  Liberty Media Corp., A ..........................   United States            5,458,059               48,795,047
        Meredith Corp. ..................................   United States              505,715               20,789,944
        NV Holdingsmig de Telegraaf .....................    Netherlands               705,351               11,428,562
        Omnicom Group Inc. ..............................   United States              127,600                8,242,960
        E. W. Scripps Co., A ............................   United States              647,100               49,794,345
     *  TVMAX Holdings Inc. .............................   United States               64,341                  257,364
        Washington Post Co., B ..........................   United States               65,650               48,449,700
                                                                                                        ---------------
                                                                                                            244,771,211
                                                                                                        ---------------

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                     SHARES/
                                                              COUNTRY               WARRANTS                   VALUE
-----------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
        METALS & MINING 1.4%
        Anglo American PLC ..............................   South Africa               712,200          $    10,577,057
        Glamis Gold Ltd. ................................      Canada                  100,500                1,132,359
  *(R)  International Steel Group .......................   United States                  721               33,346,250
                                                                                                        ---------------
                                                                                                             45,055,666
                                                                                                        ---------------
        MULTI-UTILITIES .8%
        Suez SA .........................................      France                1,477,568               25,646,138
                                                                                                        ---------------
        MULTILINE RETAIL .5%
     *  Federated Department Stores Inc. ................   United States              550,395               15,829,360
                                                                                                        ---------------
        OIL & GAS 3.7%
        Amerada Hess Corp. ..............................   United States               69,600                3,831,480
        BP PLC ..........................................  United Kingdom              640,200                4,400,885
        BP PLC, ADR .....................................  United Kingdom              193,600                7,869,840
        Burlington Resources Inc. .......................   United States              461,900               19,700,035
        Conocophillips ..................................   United States              611,086               29,570,452
        Royal Dutch Petroleum Co. .......................    Netherlands               314,800               13,857,496
    *+  Southwest Royalties Inc., A .....................   United States               58,923                1,767,704
        Total Fina Elf SA, B ............................      France                  159,968               22,847,056
        Valero Energy Corp. .............................   United States              390,700               14,432,458
                                                                                                        ---------------
                                                                                                            118,277,406
                                                                                                        ---------------
        PAPER & FOREST PRODUCTS 1.7%
        Abitibi-Consolidated Inc. .......................      Canada                3,303,700               25,366,427
        MeadWestvaco Corp. ..............................   United States            1,181,000               29,182,510
                                                                                                        ---------------
                                                                                                             54,548,937
                                                                                                        ---------------
        PHARMACEUTICALS 3.3%
        Bristol-Myers Squibb Co. ........................   United States              450,000               10,417,500
        Daiichi Pharmaceutical Co. ......................       Japan                1,284,900               18,439,241
        ICN Pharmaceuticals Inc. ........................   United States              864,500                9,431,695
        Merck & Co. Inc. ................................   United States              251,400               14,231,754
        Pharmacia Corp. .................................   United States              599,200               25,046,560
        Schering-Plough Corp. ...........................   United States              464,100               10,303,020
        Takeda Chemical Industries Ltd. .................       Japan                  437,400               18,281,823
                                                                                                        ---------------
                                                                                                            106,151,593
                                                                                                        ---------------
        REAL ESTATE 1.7%
     *  Alexander's Inc. ................................   United States              132,890                8,578,049
        Canary Wharf Group PLC ..........................  United Kingdom            8,341,672               31,625,729
  *(R)  Security Capital European Realty ................    Luxembourg                200,175                2,817,964
        Ventas Inc. .....................................   United States            1,110,125               12,710,931
                                                                                                        ---------------
                                                                                                             55,732,673
                                                                                                        ---------------

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                  SHARES/
                                                              COUNTRY            WARRANTS                      VALUE
-----------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
        ROAD & RAIL 1.3%
        Canadian National Railway Co. ...................      Canada                  313,200          $    12,939,970
        Florida East Coast Industries Inc., A ...........   United States            1,133,900               26,306,480
        Florida East Coast Industries Inc., B ...........   United States              103,900                2,293,073
                                                                                                        ---------------
                                                                                                             41,539,523
                                                                                                        ---------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS .5%
     *  Integrated Device Technology Inc. ...............   United States              762,152                6,379,212
     *  Lattice Semiconductor Corp. .....................   United States              932,086                8,174,394
                                                                                                        ---------------
                                                                                                             14,553,606
                                                                                                        ---------------
        SOFTWARE .5%
     *  BMC Software Inc. ...............................   United States              921,200               15,761,732
                                                                                                        ---------------
        TOBACCO 3.8%
        Altadis SA ......................................       Spain                2,357,100               53,774,521
        Altadis SA (Paris Listed) .......................       Spain                   74,300                1,688,831
        British American Tobacco PLC ....................  United Kingdom            1,191,827               11,905,607
        Gallaher Group PLC ..............................  United Kingdom            1,488,514               14,785,452
        Gallaher Group PLC, ADR .........................  United Kingdom               16,650                  652,680
        Korea Tobacco & Ginseng Corp., GDR, 144A ........    South Korea             1,257,000                8,359,050
        Philip Morris Cos. Inc. .........................   United States              794,500               32,201,085
                                                                                                        ---------------
                                                                                                            123,367,226
                                                                                                        ---------------
        TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS (COST $1,798,940,236)                              2,057,208,934
                                                                                                        ---------------
        PREFERRED STOCKS 1.8%
     *  Genesis Health Ventures Inc., 6.00%, cvt., pfd. .   United States                2,797                  266,554
        Henkel KGAA, pfd. ...............................      Germany                 195,600               12,377,279
  *(R)  Leucadia National Corp., cvt., pfd. .............   United States                    2                9,051,018
     *  McLeodUSA Inc., 2.50%, cvt., pfd. ...............   United States              112,481                  461,172
   (R)  White Mountains Insurance Group Inc., cvt., pfd.    United States              126,940               36,901,458
                                                                                                        ---------------
        TOTAL PREFERRED STOCKS (COST $59,442,537) .......                                                    59,057,481
                                                                                                        ---------------

                                                                                     PRINCIPAL
                                                                                      AMOUNT**
                                                                                --------------
        CORPORATE BONDS & NOTES 4.8%
        Alderwoods Group Inc.:
          11.00%, 1/02/07 ...............................  United States         $   1,350,400          $     1,357,152
          12.25%, 1/02/09 ...............................  United States             5,712,400                5,226,846
        Calpine Canada Energy Finance:
          8.50%, 5/01/08 ................................      Canada                8,235,000                3,623,400
          8.375%, 10/15/08 ..............................      Canada                  180,000  EUR              77,570
        Calpine Corp.:
          7.625%, 4/15/06 ...............................   United States              840,000                  386,400
          7.875%, 4/01/08 ...............................   United States            1,514,000                  643,450
          7.75%, 4/15/09 ................................   United States              325,000                  138,125
          8.625%, 8/15/10 ...............................   United States            1,320,000                  567,600
          8.50%, 2/15/11 ................................   United States            7,206,000                3,170,640

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                     PRINCIPAL
                                                              COUNTRY                AMOUNT**                  VALUE
-----------------------------------------------------------------------------------------------------------------------
     CORPORATE BONDS & NOTES (CONT.)
     Comdisco Holding Co. Inc., 11.00%, 8/12/05 .........   United States        $   4,293,017          $     4,314,482
     DecisionOne Corp., Term Loan .......................   United States            8,346,411                6,779,141
     Edison International, 6.875%, 9/15/04 ..............   United States            3,646,000                3,409,010
     Eurotunnel Finance Ltd.:
        Equity Note, 12/31/03 ...........................  United Kingdom            4,645,253  GBP           2,467,856
        Participating Loan Note, 4/30/40 ................  United Kingdom            1,020,000  GBP             550,100
     Eurotunnel PLC:
        12/31/18, Tier 2 ................................  United Kingdom           10,005,715  GBP          11,839,463
        12/31/25, Tier 3 ................................  United Kingdom            8,208,908  GBP           8,127,501
        12/31/50, Resettable Advance R5 .................  United Kingdom            2,121,310  GBP           1,366,031
        Stabilization Advance S8, Tier 1 ................  United Kingdom            5,710,383  GBP           2,206,343
        Stabilization Advance S8, Tier 2 ................  United Kingdom            4,545,007  GBP           1,609,733
     Eurotunnel SA:
        5.28%, 12/31/18, Tier 2 (Pibor) .................      France                1,096,535  EUR             845,763
        5.28%, 12/31/25, Tier 3 (Pibor) .................      France                2,898,202  EUR           1,870,435
        12/31/18, Tier 2 (Libor) ........................      France                2,479,106  EUR           1,912,148
        12/31/25, Tier 3 (Libor) ........................      France               19,287,827  EUR          12,447,938
        12/31/50, Resettable Advance R4 .................      France                  313,898  EUR             131,761
        Stabilization Advance S6, Tier 1 (Pibor) ........      France                  643,780  EUR             162,139
        Stabilization Advance S6, Tier 2 (Libor) ........      France                1,919,909  EUR             443,244
        Stabilization Advance S7, Tier 1 (Pibor) ........      France                2,341,771  EUR             589,786
     Level 3 Communications Inc., Term Loan .............   United States            1,345,000                1,015,475
     Mirant Mid-Atlantic LLC, 8.625%, 6/30/12 ...........   United States              757,255                  559,195
     Providian Financial Corp., senior note, cvt.,
        zero cpn., 2/15/21 ..............................   United States           15,135,000                5,089,144
     Qwest Capital Funding:
        5.875%, 8/03/04 .................................   United States            7,540,000                6,371,300
        7.00%, 8/03/09 ..................................   United States            6,020,000                4,003,300
        7.90%, 8/15/10 ..................................   United States              540,000                  364,500
        7.25%, 2/15/11 ..................................   United States           20,415,000               13,575,975
     Qwest Corp.:
        7.625%, 6/09/03 .................................   United States              340,000                  334,900
        8.875%, 3/15/12 .................................   United States              685,000                  667,875
     South Point Energy, 9.825%, 5/30/19 ................   United States            1,150,000                  684,250
     Southern California Edison Co.:
        7.20%, 11/03/03 .................................   United States            9,307,000                9,213,930
        6.375%, 1/15/06 .................................   United States              525,000                  464,625
        7.125%, 7/15/25 .................................   United States              445,000                  378,250
    +Southwest Royalties Inc., 10.50%, 6/30/04 ..........   United States            3,928,000                3,928,000
     Tyco International Group SA:
        6.375%, 2/15/06 .................................    Luxembourg              5,965,000                5,790,846
        FRN, 2.228%, 7/30/03 ............................    Luxembourg                170,000                  164,951
     Tyco International Ltd., cvt., zero cpn., 11/17/20 .      Bermuda               2,245,000                1,619,206
     U.S. West Capital Funding Inc., 6.375%, 7/15/08 ....   United States            2,395,000                1,544,775
     U.S. West Communications Inc., 6.625%, 9/15/05 .....   United States            1,310,000                1,224,850
     Williams Production RMT Co., Term Loan .............   United States            6,114,468                7,031,638
     Wiltel Communications Group Inc., FRN, 6.129%, 1/21/03 United States            3,971,235                2,819,576

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                     PRINCIPAL
                                                              COUNTRY                 AMOUNT**                 VALUE
-----------------------------------------------------------------------------------------------------------------------
     CORPORATE BONDS & NOTES (CONT.)
     Xerox Credit Corp.:
        1.50%, 6/06/05 ..................................   United States        1,200,000,000  JPY     $     7,584,057
        2.00%, 6/06/07 ..................................   United States          700,000,000  JPY           3,716,188
                                                                                                        ---------------
     TOTAL CORPORATE BONDS & NOTES (COST $139,040,654) ..                                                   154,410,863
                                                                                                        ---------------
     BONDS & NOTES IN REORGANIZATION 5.7%
    *Adelphia Communications Corp.:
        9.25%, 10/01/02 .................................   United States            1,730,000                  640,100
        8.125%, 7/15/03 .................................   United States              660,000                  247,500
        7.50%, 1/15/04 ..................................   United States            1,740,000                  652,500
        10.50%, 7/15/04 .................................   United States            2,715,000                1,031,700
        10.25%, 11/01/06 ................................   United States            5,185,000                1,970,300
        9.875%, 3/01/07 .................................   United States            1,245,000                  473,100
        8.375%, 2/01/08 .................................   United States            6,715,000                2,518,125
        7.75%, 1/15/09 ..................................   United States            4,637,000                1,738,875
        7.875%, 5/01/09 .................................   United States            1,850,000                  693,750
        9.375%, 11/15/09 ................................   United States            1,325,000                  516,750
        10.875%, 10/01/10 ...............................   United States            2,645,000                1,018,325
        10.25%, 6/15/11 .................................   United States            5,931,000                2,313,090
        cvt., 6.00%, 2/15/06 ............................   United States           23,123,000                1,849,840
        cvt., 3.25%, 5/01/21 ............................   United States            2,640,000                  211,200
    *Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11    United States              375,000                   23,625
    *Century Communications Corp.:
        9.50%, 3/01/05 ..................................   United States              340,000                   90,100
        8.875%, 1/15/07 .................................   United States              260,000                   68,900
        8.375%, 12/15/07 ................................   United States              400,000                  106,000
        zero cpn., 3/15/03 ..............................   United States            4,990,000                1,222,550
    *Dow Corning Corp.:
        9.30%, 1/27/98 ..................................   United States            1,835,000                3,431,450
        8.55%, 3/01/01 ..................................   United States            1,000,000                1,670,000
        9.375%, 2/01/08 .................................   United States              735,000                1,396,500
        8.15%, 10/15/29 .................................   United States            5,150,000                8,600,500
        Bank Claim ......................................   United States            7,437,830               10,487,341
        Bank Debt .......................................   United States            1,801,364                2,539,923
        Bank Debt #1 ....................................   United States            2,850,000                4,018,500
    *Frontier Corp., 7.25%, 5/15/04 .....................   United States            1,050,000                   57,750
    *Global Crossing Holdings Ltd.:
        9.125%, 11/15/06 ................................   United States            5,860,000                  205,100
        9.625%, 5/15/08 .................................   United States            3,000,000                  105,000
        9.50%, 11/15/09 .................................   United States            4,850,000                  169,750
        Bank Claim ......................................   United States              331,700                   63,852
        Revolver ........................................   United States           18,610,160                3,582,456
        Term Loan .......................................   United States            8,845,000                1,702,662
    *Global Crossing Ltd., 6.00%, 10/15/03 ..............   United States            1,000,000                   55,000
    *Guangdong Int'l Trust & Investment Corp. 144A,
        8.75%, 10/24/16 .................................       China                2,600,000                  305,500
    *Guangdong Int'l Trust & Investment Corp.:
        Revolver - Admitted Claim .......................     Hong Kong                536,784                   61,730
        Structured Note - Admitted Claim ................     Hong Kong                849,105                   97,647
        Syndicated Loan - Admitted Claim ................     Hong Kong              1,468,105                  168,832

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                     PRINCIPAL
                                                              COUNTRY                 AMOUNT**                VALUE
-----------------------------------------------------------------------------------------------------------------------
     BONDS & NOTES IN REORGANIZATION (CONT.)
    *Harnischfeger Industries Inc.:
        8.90%, 3/01/22 ..................................   United States        $   3,155,000          $        25,240
        8.70%, 6/15/22 ..................................   United States            2,970,000                   24,354
        7.25%, 12/15/25 .................................   United States            4,414,000                   35,753
        6.875%, 2/15/27 .................................   United States            3,705,000                   29,640
        Stipulated Bank Claim ...........................   United States            4,766,550                   37,656
    *Intermedia Communications Inc.:
        8.50%, 1/15/08 ..................................   United States              940,000                  380,700
        8.60%, 6/01/08 ..................................   United States            1,218,000                  493,290
        9.50%, 3/01/09 ..................................   United States            1,110,000                  449,550
    *Laidlaw Inc.:
        7.70%, 8/15/02 ..................................      Canada                5,720,000              2,767,050
        7.05%, 5/15/03 ..................................      Canada                3,445,000                1,679,437
        6.65%, 10/01/04 .................................      Canada                  860,000                  408,500
        7.875%, 4/15/05 .................................      Canada                3,190,000                1,531,200
        6.50%, 5/01/05 ..................................      Canada                2,655,000                1,251,169
        7.65%, 5/15/06 ..................................      Canada                1,890,000                  930,825
        6.70%, 5/01/08 ..................................      Canada                2,400,000                1,131,000
        8.75%, 4/15/25 ..................................      Canada                3,045,000                1,473,019
        6.72%, 10/01/27 .................................      Canada                6,715,000                3,189,625
        Revolver ........................................      Canada               11,111,438                5,416,826
    *MCI Communications Corp.:
        8.25%, 1/20/23 ..................................   United States              840,000                  415,800
        7.75%, 3/15/24 ..................................   United States              840,000                  415,800
    *Metromedia Fiber Network Inc.:
        14.00%, 3/15/07 .................................   United States           19,250,000                4,235,000
        10.00%, 11/15/08 ................................   United States           12,495,000                  218,662
        senior note, 10.00%, 12/15/09 ...................   United States           12,775,000                  223,563
        senior note, 10.00%, 12/15/09 ...................   United States            5,910,000  EUR             108,534
    *NTL Communications Corp.:
        12.75%, 4/15/05 .................................  United Kingdom            2,275,000                  204,750
        9.25%, 11/15/06 .................................  United Kingdom            5,360,000  EUR             534,352
        10.00%, 2/15/07 .................................  United Kingdom            5,087,000                  457,830
        12.375%, 2/01/08 ................................  United Kingdom            4,145,000  EUR             413,226
        11.50%, 10/01/08 ................................  United Kingdom            8,739,000                  830,205
        9.875%, 11/15/09 ................................  United Kingdom            6,670,000  EUR             664,949
        11.875%, 10/01/10 ...............................  United Kingdom            3,835,000                  364,325
        cvt., 7.00%, 12/15/08 ...........................  United Kingdom            9,710,000                1,942,000
        Series B, 12.375%, 10/01/08 .....................  United Kingdom            3,222,000                  257,760
        Series B, 9.75%, 4/15/09 ........................  United Kingdom           11,810,000  GBP           2,186,474
        Series B, 11.50%, 11/15/09 ......................  United Kingdom            5,465,000  EUR             548,897
    *NTL Inc.:
        cvt., 5.75%, 12/15/09 ...........................  United Kingdom           15,260,000                2,670,500
        Series B, 11.50%, 2/01/06 .......................  United Kingdom            7,952,000                  715,680
        Series B, 9.50%, 4/01/08 ........................  United Kingdom            3,395,000  GBP             519,230
        Series B, 10.75%, 4/01/08 .......................  United Kingdom           13,740,000  GBP           1,990,791
        zero cpn., 4/01/08 ..............................  United Kingdom           16,120,000                1,128,400
    *Owens Corning, Revolver ............................   United States           18,038,386               11,454,375

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                     PRINCIPAL
                                                              COUNTRY                 AMOUNT**                 VALUE
-----------------------------------------------------------------------------------------------------------------------
     BONDS & NOTES IN REORGANIZATION (CONT.)
     PG & E Corp.:
        5.00%, 1/31/03 ..................................   United States        $     246,810          $       246,810
        7.375%, 11/01/05 ................................   United States           17,404,000               17,099,430
        6.50%, 9/02/06 ..................................   United States            3,500,000                3,535,000
        Commercial Paper, 1/18/01 .......................   United States              695,000                  663,725
        Commercial Paper, 1/30/01 .......................   United States              350,000                  336,000
        Commercial Paper, 2/16/01 .......................   United States            1,050,000                1,002,750
        FRN, 144A, 7.583%, 10/31/01 .....................   United States            5,784,000                5,494,800
        MTN, 5.94%, 10/07/03 ............................   United States              875,000                  809,375
    *PG & E National Energy Group Inc., 10.375%, 5/16/11    United States            6,720,000                2,587,200
    *Port Seattle Wash Ref-Beloit Proj., 6.00%, 12/01/17    United States              200,000                   12,600
    *Safety Kleen Corp.:
        9.25%, 5/15/09 ..................................   United States              535,000                   22,738
        Revolver ........................................   United States            4,473,337                2,035,368
        Term Loan .......................................   United States              469,909  CAD             105,594
        Term Loan A .....................................   United States            3,708,327                1,446,247
        Term Loan B .....................................   United States            4,325,646                1,687,002
        Term Loan C .....................................   United States            3,951,546                1,541,103
    *Safety Kleen Services, 9.25%, 6/01/08 ..............   United States               40,000                    1,600
    *Spectrasite Holdings Inc.:
        10.75%, 3/15/10 .................................   United States            6,070,000                2,276,250
        12.50%, 11/15/10 ................................   United States            1,285,000                  481,875
        cvt., 6.75%, 11/15/10 ...........................   United States              835,000                  210,838
        senior disc. note, zero cpn., 4/15/09 ...........   United States            4,475,000                1,364,875
        senior disc. note, zero cpn., 3/15/10 ...........   United States            3,575,000                  947,375
        zero cpn., 7/15/08 ..............................   United States            5,570,000                1,810,250
    *Telewest Communications PLC:
        11.00%, 10/01/07 ................................  United Kingdom            2,881,000                  532,985
        11.25%, 11/01/08 ................................  United Kingdom            1,020,000                  188,700
        senior disc. note, zero cpn., 4/15/09 ...........  United Kingdom            1,940,000                  281,300
        senior disc. note, zero cpn., 2/01/10 ...........  United Kingdom            2,010,000                  261,300
        zero cpn., 4/15/09 ..............................  United Kingdom            5,825,000  GBP             890,874
    *Telewest Finance Ltd., cvt., 6.00%, 7/07/05 ........  United Kingdom            4,695,000                  845,100
    *WorldCom Inc.:
        7.875%, 5/15/03 .................................   United States              435,000                  104,400
        6.25%, 8/15/03 ..................................   United States              700,000                  168,000
        6.50%, 5/15/04 ..................................   United States              875,000                  210,000
        6.40%, 8/15/05 ..................................   United States            1,555,000                  373,200
        8.00%, 5/15/06 ..................................   United States              875,000                  210,000
        7.75%, 4/01/07 ..................................   United States              350,000                   84,000
        8.25%, 5/15/10 ..................................   United States            6,952,000                1,668,480
        7.375%, 1/15/11 .................................   United States           13,577,000                3,258,480
        7.50%, 5/15/11 ..................................   United States           13,970,000                3,352,800
        7.75%, 4/01/27 ..................................   United States            1,335,000                  320,400
        6.95%, 8/15/28 ..................................   United States            2,610,000                  626,400
        8.25%, 5/15/31 ..................................   United States           19,245,000                4,618,800

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                     PRINCIPAL
                                                              COUNTRY                 AMOUNT**                VALUE
-----------------------------------------------------------------------------------------------------------------------
     BONDS & NOTES IN REORGANIZATION (CONT.)
    *WorldCom Inc. - MCI Group:
        6.50%, 4/15/10 ..................................   United States        $     880,000          $       453,200
        7.125%, 6/15/27 .................................   United States              455,000                  243,425
    *XO Communications Inc.:
        Revolver ........................................   United States            3,630,950                1,815,475
        Term Loan A .....................................   United States            6,311,000                3,155,500
        Term Loan B .....................................   United States            6,568,550                3,284,275
                                                                                                        ---------------
     TOTAL BONDS & NOTES IN REORGANIZATION (COST $234,145,531)                                              182,527,659
                                                                                                        ---------------


                                                                             SHARES/PRINCIPAL
                                                                                 AMOUNT**
                                                                             -----------------
     COMPANIES IN LIQUIDATION .2%
    *Brunos Inc., Liquidating Unit ......................   United States               55,433                  243,905
    *City Investing Company Liquidating Trust ...........   United States            1,607,485                3,054,221
   *+Fine Host Corp. ....................................   United States              452,571                3,561,734
   *+MBOP Liquidating Trust .............................   United States              412,418                   41,242
    *United Companies Financial Corp., Revolver .........   United States           24,993,011                  249,930
                                                                                                        ---------------
     Total Companies in Liquidation (Cost $4,214,947) ...                                                     7,151,032
                                                                                                        ---------------

                                                                                     PRINCIPAL
                                                                                      AMOUNT**
                                                                             -----------------

     GOVERNMENT AGENCIES 23.5%
    bFederal Home Loan Bank, 0.75% to 3.55%, with
        maturities to 3/30/06 ...........................   United States       $  258,285,000              257,829,020
     Federal Home Loan Mortgage Corp., 1.242% to 2.544%,
        with maturities to 12/13/04 .....................   United States          184,958,000              183,937,588
    bFederal National Mortgage Association, 1.298% to 3.200%,
        with maturities to 6/09/06 ......................   United States          307,500,000              306,891,549
     U.S. Treasury Bill, 1.232%, 6/05/03 ................   United States            5,000,000                4,973,799
                                                                                                        ---------------
     TOTAL GOVERNMENT AGENCIES (COST $751,445,894) ......                                                   753,631,956
                                                                                                        ---------------
     SHORT TERM INVESTMENTS (COST $30,053,932) .9%
    aFranklin Institutional Fiduciary Trust Money
        Market Portfolio ................................   United States           30,053,932               30,053,932
                                                                                                        ---------------
     TOTAL INVESTMENTS (COST $3,017,283,731) 100.9% .....                                                 3,244,041,857
     OPTIONS WRITTEN ....................................                                                       (13,431)
     SECURITIES SOLD SHORT (1.6)% .......................                                                   (53,397,018)
     NET EQUITY IN FORWARD CONTRACTS (1.1)% .............                                                   (34,268,405)
     OTHER ASSETS, LESS LIABILITIES 1.8% ................                                                    58,410,414
                                                                                                        ---------------
     TOTAL NET ASSETS 100.0% ............................                                               $ 3,214,773,417
                                                                                                        ---------------

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


     OPTIONS WRITTEN                                                               SHARES/
     ISSUER                                                    COUNTRY            WARRANTS                      VALUE
-----------------------------------------------------------------------------------------------------------------------
     BP PLC, January/3.90 GBP/Puts ......................   United Kingdom             129,000          $         5,192
     Credit Suisse Group, January/32 CHF/Calls ..........    Switzerland                17,800                    8,239
                                                                                                        ---------------
     TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $50,996) ..                                               $        13,431
                                                                                                        ---------------

     SECURITIES SOLD SHORT - EQUITY & BONDS
                                                                             SHARES/PRINCIPAL
     ISSUER                                                   COUNTRY            AMOUNT**                      VALUE
-----------------------------------------------------------------------------------------------------------------------
   b Electronic Data Systems Corp., 7.125%, 10/15/09 ....   United States            1,730,000          $     1,780,549
   b General Motors Corp. ...............................   United States               87,000                3,206,820
   b HSBC Holdings PLC, ADR .............................     Hong Kong                 31,360                1,724,173
   b Kraft Foods Inc., A ................................   United States              516,400               20,103,452
   b Manulife Financial Corp. ...........................      Canada                    8,900                  193,740
   b Pfizer Inc. ........................................   United States              836,200               25,562,634
  *b Univision Communications Inc., A ...................   United States               33,700                  825,650
                                                                                                        ---------------
     TOTAL SECURITIES SOLD SHORT (PROCEEDS $52,597,018) .                                               $    53,397,018
                                                                                                        ---------------



     CURRENCY ABBREVIATIONS:
     CAD   -- Canadian Dollar
     CHF   -- Swiss Francs
     EUR   -- European Unit
     GBP   -- British Pound
     JPY   -- Japanese Yen


*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.
+ See Note 9 regarding holdings of 5% voting securities.
a See Note 6 regarding investments in the "Sweep Money Fund."
b See Note 1(f) regarding securities sold short and securities segregated with broker for securities sold short.
c A member of the Fund's Portfolio Management team serves as a member on the board of directors. As a result of this involvement, the Portfolio Manager could receive certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

(R)See Note 8 regarding restricted securities.


                       See notes to financial statements.

MUTUAL QUALIFIED FUND
Financial Statements


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ............................................................  $2,926,914,989
  Cost - Non-controlled affiliated issuers ...............................................      90,368,742
                                                                                            ==============
  Value - Unaffiliated issuers (includes securities segregated with broker for
   securities sold short in the amount of $23,606,863) ...................................   3,139,995,997
  Value - Non-controlled affiliated issuers ..............................................     104,045,860
 Cash ....................................................................................         534,897
 Foreign currency, at value (cost $3,750,583) ............................................       4,140,015
 Receivables:
  Investment securities sold .............................................................      10,462,409
  Capital shares sold ....................................................................       2,568,196
  Dividends and interest .................................................................       9,390,703
 Unrealized gain on forward exchange contracts (Note 7) ..................................       1,538,225
 Deposits with broker for securities sold short ..........................................      52,192,897
                                                                                            --------------
      Total assets .......................................................................   3,324,869,199
                                                                                            --------------
Liabilities:
 Payables:
  Investment securities purchased ........................................................       8,896,613
  Capital shares redeemed ................................................................       8,579,453
  Affiliates .............................................................................       3,051,113
 Options written, at value (premiums received $50,996) ...................................          13,431
 Securities sold short, at value (proceeds $52,597,018) ..................................      53,397,018
 Unrealized loss on forward exchange contracts (Note 7) ..................................      35,806,630
 Other liabilities .......................................................................         351,524
                                                                                            --------------
      Total liabilities ..................................................................     110,095,782
                                                                                            --------------
Net assets, at value .....................................................................  $3,214,773,417
                                                                                            ==============
Net assets consist of:
 Undistributed net investment income .....................................................  $    9,817,090
 Net unrealized appreciation .............................................................     192,260,301
 Accumulated net realized loss ...........................................................     (24,220,027)
 Capital shares ..........................................................................   3,036,916,053
                                                                                            --------------
Net assets, at value .....................................................................  $3,214,773,417
                                                                                            ==============

MUTUAL QUALIFIED FUND
Financial Statements (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 2002


CLASS Z:
 Net asset value and maximum offering price per share
 ($2,503,544,401 [DIVIDE] 179,446,569 shares outstanding) ....................................   $13.95
                                                                                                 ======
CLASS A:
 Net asset value per share ($449,506,685 [DIVIDE] 32,315,752 shares outstanding) .............   $13.91
                                                                                                 ======
 Maximum offering price per share ($13.91 [DIVIDE] 94.25%) ...................................   $14.76
                                                                                                 ======
CLASS B:
 Net asset value and maximum offering price per share
 ($36,023,172 [DIVIDE] 2,625,325 shares outstanding)* ........................................   $13.72
                                                                                                 ======
CLASS C:
 Net asset value per share ($225,699,159 [DIVIDE] 16,298,311 shares outstanding)* ............   $13.85
                                                                                                 ======
 Maximum offering price per share ($13.85 [DIVIDE] 99.00%) ...................................   $13.99
                                                                                                 ======

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.



                       See notes to financial statements.

MUTUAL QUALIFIED FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

Investment income:
 (net of foreign taxes of $3,072,744)
 Dividends - Unaffiliated issuers .............................................  $  51,410,855
 Interest:
  Unaffiliated issuers ........................................................     41,809,805
  Non-controlled affiliated issuers (Note 9) ..................................        206,220
                                                                                 -------------
      Total investment income .................................................     93,426,880
                                                                                 -------------
Expenses
 Management fees (Note 3) .....................................................     21,223,981
 Administrative fees (Note 3) .................................................      2,784,658
 Distribution fees (Note 3)
  Class A .....................................................................      1,706,262
  Class B .....................................................................        314,449
  Class C .....................................................................      2,435,802
 Transfer agent fees (Note 3) .................................................      3,091,800
 Custodian fees ...............................................................        289,500
 Reports to shareholders ......................................................        298,300
 Registration and filing fees .................................................         34,800
 Professional fees ............................................................        326,600
 Directors' fees and expenses .................................................        152,300
 Dividends on securities sold short ...........................................        279,855
 Other ........................................................................         58,800
                                                                                 -------------
      Total expenses ..........................................................     32,997,107
                                                                                 -------------
           Net investment income ..............................................     60,429,773
                                                                                 -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers .......................................................     73,853,347
   Non-controlled affiliated issuers (Note 9) .................................        389,520
  Written options (Note 1e) ...................................................      1,399,062
  Foreign currency transactions ...............................................    (87,015,923)
  Securities sold short (Note 1f) .............................................        614,972
                                                                                 -------------
      Net realized loss .......................................................    (10,759,022)
 Net unrealized depreciation on:
  Investments .................................................................   (501,809,897)
  Translation of assets and liabilities denominated in
    foreign currencies ........................................................    (36,716,169)
                                                                                 -------------
      Net unrealized depreciation .............................................   (538,526,066)
                                                                                 -------------
Net realized and unrealized loss ..............................................   (549,285,088)
                                                                                 -------------
Net decrease in net assets resulting from operations ..........................  $(488,855,315)
                                                                                 =============

                       See notes to financial statements.

MUTUAL QUALIFIED FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                  2002                    2001
                                                                            ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................   $   60,429,773           $   44,816,468
  Net realized gain (loss) from investments and
   foreign currency transactions ........................................      (10,759,022)             218,795,222
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies ...................................................     (538,526,066)              22,393,877
                                                                            ---------------------------------------
      Net increase (decrease) in net assets resulting from operations ...     (488,855,315)             286,005,567
Distributions to shareholders from:
 Net investment income:
  Class Z ...............................................................      (46,691,663)             (34,101,550)
  Class A ...............................................................       (6,751,499)              (3,749,898)
  Class B ...............................................................         (343,981)                 (86,106)
  Class C ...............................................................       (1,813,765)                (432,723)
 Net realized gains:
  Class Z ...............................................................      (39,417,856)            (220,049,398)
  Class A ...............................................................       (6,936,156)             (35,353,850)
  Class B ...............................................................         (480,128)              (1,185,728)
  Class C ...............................................................       (3,555,739)             (18,028,375)
                                                                            ---------------------------------------
Total distributions to shareholders .....................................     (105,990,787)            (312,987,628)
Capital share transactions (Note 2):
  Class Z ...............................................................      (55,365,427)             117,710,462
  Class A ...............................................................       50,629,003               45,434,698
  Class B ...............................................................       21,702,680               14,981,191
  Class C ...............................................................       15,793,182               33,724,090
                                                                            ---------------------------------------
Total capital share transactions ........................................       32,759,438              211,850,441
   Net increase (decrease) in net assets ................................     (562,086,664)             184,868,380
Net assets:
 Beginning of year ......................................................    3,776,860,081            3,591,991,701
                                                                            ---------------------------------------
 End of year ............................................................   $3,214,773,417           $3,776,860,081
                                                                            =======================================
Undistributed net investment income included in net assets:
 End of year ............................................................   $    9,817,090           $    6,424,839
                                                                            =======================================


                       See notes to financial statements.

MUTUAL QUALIFIED FUND
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Qualified Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities. The Fund may also invest in foreign securities. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

MUTUAL QUALIFIED FUND
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. SYNTHETIC EQUITY SWAPS

Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge the broker an amount of cash and/or other assets equal to a certain percentage of the correct amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the synthetic equity swaps and may realize a loss.

E. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include price movements in the underlying securities, the possibility there may be an illiquid options market, or the inability of the counterparties to fulfill their obligations under the contract.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

G. SECURITIES LENDING

The Fund loans securities to certain brokers for which it received collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities.

H. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

MUTUAL QUALIFIED FUND
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

J. SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date price.

K. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.
Actual results could differ from those estimates.


2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2002, there were 1.00 billion shares authorized ($0.001 par value) of which 500 million, 200 million, 100 million and 200 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                       --------------------------------------------------------------------
                                                    2002                                2001
                                       --------------------------------------------------------------------
                                          SHARES            AMOUNT             SHARES              AMOUNT
                                       --------------------------------------------------------------------
CLASS Z SHARES:
Shares sold ..........................   9,327,595   $ 145,787,747          9,833,857        $ 171,626,791
Shares issued on reinvestment
 of distributions ....................   5,451,501      82,419,037         14,689,812          243,779,305
Shares redeemed ...................... (18,601,460)   (283,572,211)       (17,158,762)        (297,695,634)
                                       --------------------------------------------------------------------
Net increase (decrease) ..............  (3,822,364)  $ (55,365,427)         7,364,907        $ 117,710,462
                                       ====================================================================

MUTUAL QUALIFIED FUND
Notes to Financial Statements (CONTINUED)


2. CAPITAL STOCK (CONT.)

                                                                           YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                               2002                              2001
                                                 ---------------------------------------------------------------------
                                                     SHARES          AMOUNT             SHARES                AMOUNT
                                                 ---------------------------------------------------------------------
CLASS A SHARES:
Shares sold ..................................    10,310,943   $ 161,104,638         10,524,846        $ 182,403,064
Shares issued on reinvestment
 of distributions ............................       856,106      12,997,175          2,253,638           37,334,098
Shares redeemed ..............................    (8,178,641)   (123,472,810)       (10,243,525)        (174,302,464)
                                                 ---------------------------------------------------------------------
Net increase .................................     2,988,408   $  50,629,003          2,534,959        $  45,434,698
                                                 =====================================================================

                                                                            YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                               2002                         2001
                                                 ---------------------------------------------------------------------
                                                     SHARES          AMOUNT             SHARES                AMOUNT
                                                 ---------------------------------------------------------------------
CLASS B SHARES:
Shares sold ..................................     1,660,153    $ 26,043,919            884,594         $ 15,021,869
Shares issued on reinvestment
 of distributions ............................        50,683         767,569             73,331            1,186,025
Shares redeemed ..............................      (352,061)     (5,108,808)           (73,244)          (1,226,703)
                                                 ---------------------------------------------------------------------
Net increase .................................     1,358,775    $ 21,702,680            884,681         $ 14,981,191
                                                 =====================================================================


                                                                            YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                               2002                         2001
                                                 ---------------------------------------------------------------------
                                                      SHARES         AMOUNT              SHARES               AMOUNT
                                                 ---------------------------------------------------------------------
CLASS C SHARES:
Shares sold ..................................     3,690,904   $ 57,319,717           2,946,592         $ 50,591,704
Shares issued on reinvestment
 of distributions ............................       322,963      4,987,995           1,044,696           17,235,381
Shares redeemed ..............................    (3,104,531)   (46,514,530)         (1,994,275)         (34,102,995)
                                                 ---------------------------------------------------------------------
Net increase .................................       909,336   $ 15,793,182           1,997,013         $ 33,724,090
                                                 =====================================================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual Advisers, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors) are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund.

MUTUAL QUALIFIED FUND
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

        ANNUALIZED
        FEE RATE           AVERAGE DAILY NET ASSETS
        ----------------------------------------------------------------------
        0.150%             First $200 million
        0.135%             Over $200 million, up to and including $700 million
        0.100%             Over $700 million, up to and including $1.2 billion
        0.075%             Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00%, and 1.00% per year of the average daily net asset of Class A, Class B, and C shares, respectively. Distributors received net commissions from sales of those Fund shares and received contingent deferred sales charges for the period of $238,414 and $55,931, respectively.


4. INCOME TAXES

At December 31, 2002, the net unrealized appreciation/depreciation based on the cost of investments and securities sold short for income tax purposes were as follows:

                 Cost of investments .......................  $3,033,802,466
                                                              --------------
                 Unrealized appreciation ...................     488,705,977
                 Unrealized depreciation ...................    (278,466,586)
                                                              --------------
                 Net unrealized appreciation ...............  $  210,239,391
                                                              ==============

                 Distributable earnings - ordinary income     $   18,283,565
                                                              ==============

The tax character of distributions paid during the year ended December 31, 2002 and 2001, was as follows:

                 DISTRIBUTIONS PAID FROM:                           2002                     2001
                                                               --------------------------------------
                 Ordinary income ............................  $ 62,901,634             $ 80,232,914
                 Long-term capital gain .....................    43,089,153              232,754,714
                                                               --------------------------------------
                                                               $105,990,787             $312,987,628
                                                               ======================================


Net investment income and net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, losses realized subsequent to October 31 on the sale of securities, and bond discounts and premiums.

At December 31, 2002, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of $22,057,962. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

At December 31, 2002, the Fund had tax basis capital losses of $22,296,511 which may be carried over to offset future capital gains. Such losses expire in 2010.

MUTUAL QUALIFIED FUND
Notes to Financial Statements (CONTINUED)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the year ended December 31, 2002, aggregated $1,551,252,435 and $1,503,355,192, respectively.

Transactions in options written during the year ended December 31, 2002 were as follows:

                                                         NUMBER
                                                     OF CONTRACTS     PREMIUM
                                                  ---------------------------
        Options outstanding at December 31, 2001               --   $      --
        Options written                                   387,767   1,486,684
        Options expired                                  (204,918)   (841,993)
        Options terminated in closing transactions        (18,246)   (227,846)
        Options exercised                                 (17,803)   (365,849)
                                                  ---------------------------
        Options outstanding at December 31, 2002          146,800   $  50,996
                                                  ---------------------------


6. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the advisor). Management fees paid by the Fund(s) are reduced on assets invested in the Sweep Money Fund in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $1,358,909 of dividend income from investment in the Sweep Money Fund.


7. FORWARD EXCHANGE CONTRACTS

At December 31, 2002, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

                                                                            IN      SETTLEMENT    UNREALIZED
CONTRACTS TO BUY:                                                      EXCHANGE FOR    DATE       GAIN (LOSS)
-----------------                                                      --------------------------------------
  4,865,000   British Pounds .................................   U.S.  $ 7,608,584   01/28/03 U.S. $  207,448
122,458,376   Danish Krone ...................................          16,107,249   03/17/03       1,135,569
 10,700,000   Norwegian Krone ................................           1,413,904   04/15/03         109,130
                                                                       -----------                 ----------
                                                                 U.S.  $25,129,737                 $1,452,147
                                                                       -----------                 ----------

CONTRACTS TO SELL:
 36,707,861   Canadian Dollars ...............................   U.S.  $23,274,500   02/21/03 U.S. $   86,078
                                                                                                   ----------
           Unrealized gain on forward exchange contracts .....                                      1,538,225
                                                                                                   ----------

CONTRACTS TO BUY:
453,550,000    Japanese Yen ..................................   U.S.  $ 3,834,483   03/24/03      $     (712)
                                                                       -----------                 ----------

MUTUAL QUALIFIED FUND
Notes to Financial Statements (CONTINUED)


7. FORWARD EXCHANGE CONTRACTS (CONT.)

                                                                          IN      SETTLEMENT       UNREALIZED
CONTRACTS TO SELL:                                                   EXCHANGE FOR    DATE          GAIN (LOSS)
-----------------                                                    -----------------------------------------
 35,655,613          European Unit .........................  U.S.  $ 34,668,405   01/08/03 U.S. $ (2,735,229)
 51,450,889          Swiss Franc ...........................          35,234,614   01/13/03        (1,986,801)
 46,075,000          British Pounds ........................          65,216,432   01/28/03        (2,782,860)
 42,325,389          European Unit .........................          44,879,386   01/28/03        (3,411,894)
 44,884,759          Canadian Dollars ......................          28,263,143   02/21/03           (90,641)
10,533,310,000       Korean Won ............................           8,625,307   03/05/03          (202,611)
 47,624,819          British Pounds ........................          49,738,809   03/10/03        (1,290,427)
 31,850,000          European Unit .........................          46,720,120   03/10/03        (3,115,402)
197,294,826          Danish Krone ..........................          25,729,633   03/17/03        (2,050,572)
4,480,628,000        Japanese Yen ..........................          37,079,235   03/24/03          (796,104)
 64,038,820          European Unit .........................          62,240,551   03/25/03        (4,728,850)
 73,338,473          European Unit .........................          71,903,704   04/15/03        (4,729,219)
273,425,408          Norwegian Krone .......................          36,114,353   04/15/03        (2,804,921)
  4,492,318          European Unit .........................           4,334,773   04/22/03          (358,133)
 17,617,576          European Unit .........................          17,090,129   04/28/03        (1,310,018)
 36,358,967          British Pounds ........................          56,781,847   05/19/03        (1,189,225)
 41,808,278          European Unit .........................          41,781,352   05/21/03        (1,847,015)
2,659,650,000        Japanese Yen ..........................          22,182,235   06/24/03          (375,996)
                                                                    ------------                 -------------
                                                              U.S.  $688,584,028                  (35,805,918)
                                                                    ------------                 -------------
           Unrealized loss on forward exchange contracts ...                                      (35,806,630)
                                                                                                 -------------
              Net unrealized loss on forward exchange contracts                             U.S. $(34,268,405)
                                                                                                 -------------

MUTUAL QUALIFIED FUND
Notes to Financial Statements (CONTINUED)

8. RESTRICTED SECURITIES
At December 31, 2002, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2002, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:

                                                                   ACQUISITION
NUMBER OF SHARES                             ISSUER                   DATE        COST            VALUE
-----------------------------------------------------------------------------------------------------------
  128,325        AB Watley Group Inc. ............................   4/02/01    $   407,333    $     57,746
      721        International Steel Group .......................   4/10/02      8,986,250      33,346,250
        4        Lancer Industries Inc., B .......................   8/11/89         51,281       5,738,606
  422,096        Leucadia National Corp. .........................  12/20/02     14,878,884      14,173,562
        2        Leucadia National Corp., cvt., pfd. .............  12/20/02      9,501,426       9,051,018
  291,900        Montpelier Re Holdings Ltd. .....................  12/11/01      4,865,000       7,986,384
9,112,000        Nippon Investment LLC ...........................   2/14/01      8,998,057       9,796,311
   97,300        Olympus Re Holdings Ltd. ........................  12/19/01      9,730,000      11,315,017
   12,976        PG & E Corp., wts., 9/2/06 ......................  10/29/02             --         162,213
   30,592        Rotech Medical Corp. ............................   3/27/02        122,360              --
  200,175        Security Capital European Realty ................   4/08/98      4,300,280       2,817,964
1,375,000        State National Bancshares Inc. ..................   8/09/00     22,000,000      25,093,750
  100,000        White Mountains Insurance Group Inc. (Restricted)  10/22/02     20,000,000      30,685,000
  126,940        White Mountains Insurance Group Inc., cvt., pfd.    6/01/01     37,447,300      36,901,458
                                                                                              -------------
TOTAL RESTRICTED SECURITIES (5.8% OF NET ASSETS) ................                              $187,125,279
                                                                                              -------------

MUTUAL QUALIFIED FUND
Notes to Financial Statements (CONTINUED)


9. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at December 31, 2002 were as shown below.

                                                                                                                      REALIZED
                                   NUMBER OF                          NUMBER OF                                       CAPITAL
                                  SHARES HELD    GROSS      GROSS    SHARES HELD       VALUE   INVESTMENT INCOME    GAIN (LOSS)
NAME OF ISSUER                   DEC. 31, 2001 ADDITIONS REDUCTIONS DEC. 31, 2002 DEC. 31, 2002 1/1/02-12/31/02   1/1/02-12/31/02
---------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Fine Host Corp. .................     452,571        --        --      452,571     $  3,561,734           --                --
ITLA Capital Corp. ..............     689,000        --    (2,700)     686,300       22,805,749           --          $ 43,144
Lancer Industries, Inc. .........           4                                4        5,738,606           --                --
MBOP Liquidating Trust ..........     412,418                          412,418           41,242           --           433,039
Nippon Investment, LLC ..........   9,112,000                        9,112,000        9,796,311           --                --
Saxon Capital Acquistion Corp. ..   2,340,000              (15,200)  2,324,800       29,083,248           --            41,227
Southwest Royalties Inc., A .....          --    58,923         --      58,923        1,767,704           --                --
Southwest Royalties Inc.,
  10.50%, 6/30/04 ...............          -- 3,928,232       (232)  3,928,000        3,928,000     $206,220                --
State National Bancshares Inc. ..   1,375,000                        1,375,000       25,093,750           --                --
Union Acceptance Corp. ..........   3,622,294              (26,300)  3,595,994        2,229,516           --          (127,890)
                                                                                   ----------------------------------------------
TOTAL NON-CONTROLLED AFFILIATES .                                                  $104,045,860     $206,220          $389,520
                                                                                   ==============================================

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Directors of Franklin Mutual Series Fund Inc. and
Shareholders of Mutual Qualified Fund

We have audited the accompanying statement of assets and liabilities of Mutual Qualified Fund, a portfolio of Franklin Mutual Series Fund Inc. ("Fund"), including the statement of investments, as of December 31, 2002, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Qualified Fund, a portfolio of Franklin Mutual Series Fund Inc. at December 31, 2002, the results of the operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



                                                            /S/ERNST & YOUNG LLP
                                                               ERNST & YOUNG LLP

Boston, Massachusetts
January 31, 2003

MUTUAL QUALIFIED FUND
Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 33.97% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2002.

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until the person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS
                                                                NUMBER OF
                                                            PORTFOLIOS IN FUND
                                               LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION     TIME SERVED   BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, Ph.D. (61)      Director     Since 1987           6            None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Financing and Vice Director, NYU Salomon Center, Stern School of Business, New York University;
editor and author of numerous financial publications; and financial consultant.
---------------------------------------------------------------------------------------------------------------------------

ANN TORRE GRANT (44)              Director     Since 1994           6            Independent Director, SLM Corporation
51 John F. Kennedy Parkway                                                       (Sallie Mae).
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until
1995).
---------------------------------------------------------------------------------------------------------------------------

BURTON J. GREENWALD (73)          Director     Since 2002           14           None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates, Management Consultants to the Financial Services Industry.
---------------------------------------------------------------------------------------------------------------------------

ANDREW H. HINES, JR. (79)         Director     Since 1996           27           None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and FORMERLY, Executive-in-residence, Eckerd College (1991-2002); Chairman and
Director, Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and Chairman
of the Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990)
and director of various of its subsidiaries.
---------------------------------------------------------------------------------------------------------------------------

BRUCE A. MACPHERSON (72)          Director     Since 1974           6            None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers); and Partner and Owner McKinstry Inc., Chicopee, MA (manufacturer of electrical enclosures).
---------------------------------------------------------------------------------------------------------------------------

                                                                NUMBER OF
                                                            PORTFOLIOS IN FUND
                                               LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION     TIME SERVED   BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (73)             Director     Since 1996           27           None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present); and
formerly, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President,
Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
---------------------------------------------------------------------------------------------------------------------------

CHARLES RUBENS II (72)            Director     Since 1998           11           None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
---------------------------------------------------------------------------------------------------------------------------

LEONARD RUBIN (77)                Director     Since 1996           11           None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages various personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and
Chairman of the Board, Carolace Embroidery Co., Inc. (until 1996).
---------------------------------------------------------------------------------------------------------------------------

ROBERT E. WADE (56)               Director     Since 1991           9            Director, El Oro Mining and Exploration
51 John F. Kennedy Parkway                                                       Company, p.l.c. and The Exploration
Short Hills, NJ 07078                                                            Company, p.l.c.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
---------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
                                                                NUMBER OF
                                                            PORTFOLIOS IN FUND
                                               LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION     TIME SERVED   BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (77)         Director     Since 1996           16           None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Resources, Inc. and Franklin Private Client Group, Inc.; President, Franklin Advisory
Services, LLC.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of two of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------

**ANNE M. TATLOCK (63)            Director     Since 2002           6            Director, Fortune Brands, Inc. (consumer
600 5th Avenue, 7th Floor                                                        products) and Merck & Co. Inc.
New York, NY 10020 - 2302                                                        (pharmaceuticals)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member - Office of the
Chairman and Director, Franklin Resources, Inc.; and officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc.
---------------------------------------------------------------------------------------------------------------------------

                                                                NUMBER OF
                                                            PORTFOLIOS IN FUND
                                               LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION     TIME SERVED   BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
**DAVID J. WINTERS (40)           Director,    Director since       6            None
51 John F. Kennedy Pkwy.          President,   2001, President
Short Hills, NJ 07078-2702        Chairman of  since 1999,
                                  the Board    Chairman of
                                  and Chief    the Board and
                                  Executive    Chief Executive
                                  Officer -    Officer -
                                  Investment   Investment
                                  Management   Management
                                               since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer, and Chief Executive Officer, Franklin Mutual Advisers, LLC., and of one of the
investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (55)             Senior Vice  Since 2002    Not Applicable      None
500 East Broward Blvd.            President
Suite 2100                        and Chief
Fort Lauderdale, FL 33394-3091    Executive
                                  Officer -
                                  Finance and
                                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (55)                Vice         Since 2000    Not Applicable      None
One Franklin Parkway              President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources,
Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
---------------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (55)             Vice         Since 2000    Not Applicable      None
One Franklin Parkway              President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.;
officer of one of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of
Massachusetts) (until 1979).
---------------------------------------------------------------------------------------------------------------------------

                                                                NUMBER OF
                                                            PORTFOLIOS IN FUND
                                               LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION     TIME SERVED   BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)            Vice         Since 2002     Not Applicable     Director, FTI Banque, Arch Chemicals, Inc. and
600 5th Avenue                    President                                      Lingnan Foundation.
Rockefeller Center                - AML
New York, NY 10048-0772           Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------

BRUCE S. ROSENBERG (41)           Treasurer    Treasurer      Not Applicable     None
500 East Broward Blvd.            and Chief    since 2000
Suite 2100                        Financial    and Chief
Fort Lauderdale, FL 33394-3091    Officer      Financial
                                               Officer since
                                               2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of some of the subsidiaries of Franklin Resources, Inc. and of 16 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (65)            Vice         Since 2000     Not Applicable     None
One Franklin Parkway              President
San Mateo, CA 94403-1906          and Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until
2000); and Director, Templeton Asset Management Ltd. (until 1999).
---------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**William J. Lippman is considered an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Resources, Inc., which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Franklin Resources, Inc. David J. Winters is considered an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC.

--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

                       This page intentionally left blank.

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust  11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           12/02

     [GRAPHIC OMITTED]
FRANKLIN(R) TEMPLETON(R)    One Franklin Parkway
        INVESTMENTS         San Mateo, CA  94403-1906




WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.



ANNUAL REPORT
MUTUAL QUALIFIED FUND

CHAIRMAN OF THE BOARD and
PRESIDENT
David J. Winters

AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual Qualified Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

[RECYCLE LOGO OMITTED] Printed on recycled paper


475 A2002 02/03